UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Overstock.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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overstock™

2019

Notice of Special Meeting and Proxy Statement

799 W. Coliseum Way

Midvale, Utah 84047

Dear Fellow Stockholders:

On July 30, 2019, the Board of Directors of Overstock.com, Inc. (the “Company”) announced a dividend of the Company’s Digital Voting Series A-1 Preferred Stock (the “Dividend”). The issuance of the Dividend is of great importance to the Company’s blockchain strategy. We believe the Dividend will demonstrate the benefits and promise of digitally-enhanced securities on a wide scale while utilizing tZERO’s proprietary technology. In particular, we believe the successful issuance of the Dividend will demonstrate to other issuers and market participants that this technology is scalable and has significant benefits to all market participants. We expect the Dividend will incentivize broker-dealers to participate in and connect with the tZERO platform and the alternative trading system operated by PRO Securities, LLC (“PRO Securities ATS”). As tZERO’s PRO Securities ATS increases liquidity, we believe the value of tZERO will grow.

On February 13, 2020, we are holding a special meeting of stockholders of the Company to approve certain amendments to the Company’s certificates of designation for its preferred stock that would facilitate the Dividend. These changes enable the issuance of the Dividend on a 1:10 basis and allow a broader group of stockholders to hold and trade the Dividend shares on the day of its distribution, as discussed in the accompanying proxy materials. Because the Dividend, as proposed, would be paid to all holders of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock on a 1:10 basis, the Dividend, by itself, would not increase or reduce any stockholder’s proportionate ownership interest in Overstock (other than for holders of fractional shares, who will not receive the Dividend).

The Board of Directors is fully supportive of the Dividend and believes that it will help us achieve our business objectives while delivering value to our stockholders. A positive stockholder vote will help ensure that the Dividend, the first of its kind, is issued in a manner designed to achieve maximum success. The vote also gives you the opportunity to voice your view on the innovative potential and benefits of blockchain technology. The Board encourages you to support the Dividend and help the Company achieve its strategic goals with blockchain technology.

The attached Notice of Special Meeting and Proxy Statement describe the formal business to be conducted at the Special Meeting. We encourage you to carefully read these materials, as well as any additional materials provided to you in connection with the Special Meeting. Your vote is important to us: even if you do not plan to attend the meeting in person, we hope your votes will be represented.

Sincerely,

Allison H. Abraham Chairwoman of the Board of Directors	Jonathan E. Johnson III Chief Executive Officer

Midvale, Utah [                    ], 2019

799 W. Coliseum Way

Midvale, Utah 84047

Notice of Special Meeting of Stockholders

To Be Held at 1:00 p.m. on February 13, 2020

Notice is hereby given that a Special Meeting (the “Special Meeting”) of Stockholders of Overstock.com, Inc. (the “Company”) will be held at the offices of the Company, located at 799 W. Coliseum Way, Midvale, Utah, at 1:00 p.m. Mountain Time on February 13, 2020. At the Special Meeting, holders of our common stock, par value $0.0001 per share (the “Common Stock”), our Digital Voting Series A-1 Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), and our Voting Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Common Stock and Series A-1 Preferred Stock, the “Voting Shares”) will vote on the following matters:

1.

A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Digital Voting Series A-1 Preferred Stock, as set forth in Appendix A to the attached proxy statement (the “Proxy Statement”), to: (i) increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 4,630,000, (ii) amend the voting rights of holders of the Series A-1 Preferred Stock, (iii) amend the provisions requiring uncertificated shares and (iv) amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock (the “Series A-1 Preferred Proposal”), which proposal is conditioned on the adoption of the Series B Preferred Proposal (as defined below);

2.

A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Voting Series B Preferred Stock, as set forth in Appendix B to the attached Proxy Statement, to: (i) decrease the number of authorized shares of the Series B Preferred Stock from 2,000,000 to 370,000 and (ii) amend the voting rights of holders of the Series B Preferred Stock (the “Series B Preferred Proposal”); and

3.

Only in the event that the Series A-1 Preferred Proposal cannot be effected (either because it does not receive the requisite stockholder votes or because the Series B Preferred Proposal upon which it is conditioned is not adopted), a proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Digital Voting Series A-1 Preferred Stock, as set forth in Appendix C to the attached Proxy Statement, to: (i) increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 3,000,000, (ii) amend the voting rights of holders of the Series A-1 Preferred Stock, (iii) amend the provisions requiring uncertificated shares and (iv) amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock (the “Alternative Series A-1 Preferred Proposal”). Except with respect to the number of authorized shares of Series A-1 Preferred Stock as set forth in clause (i) above, the Alternative Series A-1 Preferred Proposal is identical to the Series A-1 Preferred Proposal.

The Board of Directors has unanimously approved the proposals and recommends that our stockholders vote “FOR” the Series A-1 Preferred Proposal; “FOR” the Series B Preferred Proposal, and, if necessary, “FOR” the Alternative Series A-1 Preferred Proposal.

The Board of Directors has fixed the close of business on December 18, 2019 as the record date for the Special Meeting. Only holders of the Voting Shares of record at that time are entitled to notice of, and to vote at, the Special Meeting or at any postponements or adjournments thereof. To ensure that your shares are voted, please submit a proxy as soon as possible, even if you plan to attend the Special Meeting in person. We encourage you to submit proxies via the Internet or by telephone. You also have the option of submitting a proxy by completing, signing, dating and returning the enclosed proxy card. Submitting your proxy via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the Special Meeting.

More information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy materials.

By Order of the Board of Directors, Allison H. Abraham Chairwoman of the Board of Directors	Jonathan E. Johnson III Chief Executive Officer

Midvale, Utah [                    ], 2019

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on February 13, 2020

The Proxy Statement is available at [http://www.overstock.com/proxy].

Whether or not you plan to attend the meeting, please submit a proxy via the Internet or by phone or by completing, signing, dating and returning the accompanying proxy card in the enclosed self-addressed, stamped envelope.

Page
Questions and Answers about the Special Meeting and Procedural Matters	29

Other Information	34

Householding	34

Procedure for Submitting a Rule 14a-8 Stockholder Proposal for the 2020 Annual Meeting	34

Procedure for Nominating Directors for Election at the 2020 Annual Meeting	34

Other Matters That May Come Before the Special Meeting	34

Where You Can Find More Information	34

Appendix A—Proposed Amendments to the Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Series A-1 Preferred Proposal	A-1

Appendix B—Proposed Amendments to the Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc. Relating to the Series B Preferred Proposal	B-1

Appendix C—Proposed Amendments to the Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Alternative Series A-1 Preferred Proposal	C-1

Special Meeting Proxy Statement | i

Introduction

This Proxy Statement is furnished to the stockholders of Overstock.com, Inc. (“Overstock,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted on at the Special Meeting of Stockholders and at any adjournments or postponements thereof (the “Special Meeting”). Voting materials, which include this Proxy Statement and the proxy card, are first being sent or given to stockholders on or about [                    ], 2019.

Stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock”), our Digital Voting Series A-1 Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), or our Voting Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Common Stock and Series A-1 Preferred Stock, the “Voting Shares”), at the close of business on the record date are entitled to attend and vote at the Special Meeting.

The purpose of the Special Meeting is to reallocate our preferred stock so that the Dividend (as defined below) can be paid on a 1:10 basis, remove transfer restrictions so that the Series A-1 Preferred Stock can be held and traded by a wide group of investors, and make certain other changes to the Series A-1 Preferred Stock that we and the Board believe would be beneficial to stockholders.

Special Meeting Information

Date and Time: 1:00 p.m. Mountain Time on February 13, 2020

Place: Offices of Overstock, located at 799 W. Coliseum Way, Midvale, Utah

Record Date: December 18, 2019

Special Meeting Proxy Statement | 1

Introduction / Matters to Be Voted on at the Special Meeting

Matters to Be Voted on at the Special Meeting

Proposal 1

A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Digital Voting Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”), as set forth in Appendix A to the Proxy Statement. We refer to this proposal as the “Series A-1 Preferred Proposal.” This proposal is conditioned on the adoption of the Series B Preferred Proposal (which we describe below).

Proposed Changes:

•  increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 4,630,000 (much of this increase comes from the proposed decrease in the Series B Preferred Stock),

•  amend the voting rights of holders of the Series A-1 Preferred Stock,

•  amend the provisions requiring uncertificated shares, and

•  amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock.

Board Recommendation:
The Board recommends you vote FOR this proposal.
Vote Required:
Holders of a majority of
• the Voting Shares, voting together as a single class, and
• the Series A-1 Preferred Stock, voting together as a single class.
For more information on the Series A-1 Preferred Proposal, see page 5.

Proposal 2

A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Voting Series B Preferred Stock (the “Series B Certificate of Designation”), as set forth in Appendix B to the Proxy Statement. We refer to this proposal as the “Series B Preferred Proposal.”

Proposed Changes:
• decrease the number of authorized shares of the Series B Preferred Stock from 2,000,000 to 370,000 and • amend the voting rights of holders of the Series B Preferred Stock.
Board Recommendation:
The Board recommends you vote FOR this proposal.
Vote Required:
Holders of a majority of
• the Voting Shares, voting together as a single class, and
• the Series B Preferred Stock, voting together as a single class.
For more information on the Series B Preferred Proposal, see page 8.

Proposal 3

An alternative proposal to approve and adopt the amendments to the Series A-1 Certificate of Designation, as set forth in Appendix C to the Proxy Statement. We refer to this proposal as the “Alternative Series A-1 Preferred Proposal.” This proposal will only be necessary if the Series A-1 Preferred Proposal cannot be adopted, either because it does not receive the requisite stockholder votes or because the Series B Preferred Proposal, upon which the Series A-1 Preferred Proposal is conditioned, is not adopted.

Proposed Changes:

•  increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 3,000,000,

•  amend the voting rights of holders of the Series A-1 Preferred Stock,

•  amend the provisions requiring uncertificated shares, and

•  amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock.

Board Recommendation:
The Board recommends you vote FOR this proposal (if necessary).
Vote Required:
Holders of a majority of
• the Voting Shares, voting together as a single class, and
• the Series A-1 Preferred Stock, voting together as a single class.
For more information on the Alternative Series A-1 Preferred Proposal, see page 10.

2 | Special Meeting Proxy Statement

Introduction /  Background to the Special Meeting of Stockholders

Background to the Special Meeting of Stockholders

Overstock Announces Dividend

On July 30, 2019, Overstock announced that the Board had declared a dividend (the “Dividend”) payable in shares of Series A-1 Preferred Stock to holders of record of Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock. The Dividend would have been payable at a ratio of 1:10, meaning that one share of Series A-1 Preferred Stock would be issued for every ten shares of Common Stock, ten shares of Series A-1 Preferred Stock or ten shares of Series B Preferred Stock held by holders of such shares as of the record date.

Purpose of the Dividend

The purpose of the Dividend is to allow all Overstock stockholders to receive and experience (and all market participants to see) the benefits and possibilities of enhancements the blockchain can bring to the conventional uncertificated, book-entry securities market, while preserving the current regulatory regime for that market (just as NASDAQ was the first electronic market without a physical trading floor). The blockchain provides enhanced transparency to the conventional records, allowing investors, broker-dealers and regulators to see a courtesy copy of the records of the transfer agent (which control in all cases) on the publicly available distributed ledger available for convenience.

Overstock Announces Registration of Dividend

The record date and the distribution date for the Dividend were initially set for September 23, 2019 and November 15, 2019, respectively. In view of the feedback the Company received from industry participants, investors and regulators with respect to the Dividend, and in order to provide greater liquidity, on September 18, 2019, Overstock announced that it intended to register the shares of Series A-1 Preferred Stock with the Securities and Exchange Commission (“SEC”) to be issued in connection with the Dividend so that they would be freely tradable upon distribution. As a result, the Company postponed the previously announced record date and distribution date. On September 24, 2019, the Company filed a registration statement with the SEC on Form S-3 to register the Series A-1 Preferred Stock.

Overstock Announces Intention to Seek Stockholder Approval

On October 28, 2019, Overstock announced that it would seek stockholder approval to amend certain provisions of the Company’s certificates of designation to facilitate the issuance of the Dividend by eliminating restrictions on the Series A-1 Preferred Stock so the Dividend can be held and traded by a wide group of investors and by reallocating the authorized Series A-1 Preferred Stock and Series B Preferred Stock to have sufficient authorized, but unissued, shares of Series A-1 Preferred Stock to pay the Dividend on a 1:10 basis.

Next Steps for Dividend Following Special Meeting

If the Series A-1 Preferred Proposal is approved, Overstock intends to promptly announce the record and distribution dates for the Dividend. As illustrated in the table below, under the heading “Alternatives and Outcomes Based on Stockholder Vote,” in the event that the Series A-1 Preferred Proposal is not approved but the Alternative Series A-1 Preferred Proposal is approved, Overstock will not be able to pay the Dividend on a 1:10 basis, and the Board currently anticipates declaring a dividend of the Series A-1 Preferred Stock on a [1:15][1:20] basis. If the Series B Preferred Proposal is adopted, but neither the Series A-1 Preferred Proposal nor the Alternative Series A-1 Preferred Proposal is adopted, or if all three Proposals fail, the Board will need to consider whether these votes represent a rejection of the desirability of the Dividend and may consider available alternative structures to achieve the objectives of the Dividend. For more information on the proposals to be voted on (the Series A-1 Preferred Proposal, the Series B Preferred Proposal and the Alternative Series A-1 Preferred Proposal collectively referred to as the “Proposals”), see “Proposals to Be Voted On.”

Preferred Stock Outstanding and Required for Anticipated Board Actions

Overstock currently has a total of 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), authorized, with 1,000,000 shares of Preferred Stock authorized for the Series A-1 Preferred Stock and 2,000,000 shares of Preferred Stock authorized for the Series B Preferred Stock.

Special Meeting Proxy Statement | 3

Introduction / Alternatives and Outcomes Based on Stockholder Vote

The number of authorized shares Overstock currently has, and that we propose to reallocate in order to pay the Dividend on a 1:10 basis, is illustrated in the table below:

Series	Current Shares Authorized	Proposed Shares Authorized*	Required Authorized Shares to Pay Dividend at 1:10 Ratio**
Series A-1 Preferred Stock	1,000,000	4,630,000	[ ]
Series B Preferred Stock	2,000,000	370,000	Less than [ ]

*	Proposed shares authorized if Series A-1 Preferred Proposal and Series B Preferred Proposal are approved and adopted.
**	Based on [ ] shares of Common Stock outstanding, [ ] shares of Series A-1 Preferred Stock outstanding, and [ ] shares of Series B Preferred Stock outstanding as of December 18, 2019.

Alternatives and Outcomes Based on Stockholder Vote

The Board’s actions following the Special Meeting are dependent on the outcome of the vote on each Proposal. This is, in part, because each Proposal would have an impact on the authorized shares of Series A-1 Preferred Stock and Series B Preferred Stock. The Board’s actions will be dependent on the amount of authorized, but unissued, Preferred Stock available.

These alternatives and the anticipated actions of the Board are illustrated in the table below:

Stockholder Action	Authorized Preferred Stock	Anticipated Board Action

Approval of the Series A-1 Preferred Proposal and Series B Preferred Proposal	4,630,000 shares of Series A-1 Preferred Stock and 370,000 shares of Series B Preferred Stock.	Promptly set record and distribution dates for a dividend of Series A-1 Preferred Stock on a 1:10 basis.

Approval of the Alternative Series A-1 Preferred Proposal and Series B Preferred Proposal and failure of Series A-1 Preferred Proposal	3,000,000 shares of Series A-1 Preferred Stock, 370,000 shares of Series B Preferred Stock and 1,630,000 shares of Preferred Stock undesignated as to series.	Promptly declare a dividend of Series A-1 Preferred Stock but on a [1:15][1:20] basis.

Approval of Alternative Series A-1 Preferred Proposal and failure of Series A-1 Preferred Proposal and Series B Preferred Proposal	3,000,000 shares of Series A-1 Preferred Stock and 2,000,000 shares of Series B Preferred Stock.	Promptly declare a dividend of Series A-1 Preferred Stock but on a [1:15][1:20] basis.

Approval of Series B Preferred Proposal and failure of the Series A-1 Preferred Proposal and Alternative Series A-1 Preferred Proposal	1,000,000 shares of Series A-1 Preferred Stock, 370,000 shares of Series B Preferred Stock and 3,630,000 shares of Preferred Stock undesignated as to series.	The Board will need to consider whether this vote represents a rejection by our stockholders of the desirability of the Dividend and may consider available alternative structures to achieve the objectives of the Dividend.

All Proposals fail	Current allocations of 1,000,000 shares of Series A-1 Preferred Stock and 2,000,000 shares of Series B Preferred Stock remain.	The Board will need to consider whether this vote represents a rejection by our stockholders of the desirability of the Dividend and may consider available alternative structures to achieve the objectives of the Dividend.

As of December 18, 2019, there were [            ] shares of Common Stock outstanding, [            ] shares of Series A-1 Preferred Stock outstanding, and [            ] shares of Series B Preferred Stock outstanding.

For more information about the Special Meeting, see “Questions and Answers about the Special Meeting and Procedural Matters.”

4 | Special Meeting Proxy Statement

Proposals to Be Voted On:

Proposal 1: Series A-1 Preferred Proposal

General

The Board adopted resolutions declaring it advisable to amend the Series A-1 Certificate of Designation as set forth below and directing that the proposed action be submitted for consideration by Overstock’s stockholders at a special meeting of stockholders. The description in this Proxy Statement of the proposed amendment of the Series A-1 Certificate of Designation is qualified in its entirety by reference to, and should be read in conjunction with, the affected text of the amendment as set forth in Appendix A to this Proxy Statement. The Series A-1 Certificate of Designation is proposed to be amended to:

•	increase the number of authorized shares of Series A-1 Preferred Stock from 1,000,000 to 4,630,000 (much of this increase comes from the proposed decrease in the Series B Preferred Stock);

•

eliminate the requirement in Section 9 that holders of Series A-1 Preferred Stock will vote as a class upon any amendment to increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock;

•	amend the requirement in Section 11 that all shares must be uncertificated shares; and

•	revise the restrictions applicable to the Series A-1 Preferred Stock in Section 12 to:

•

eliminate the requirement in Section 12(a) that shares of Series A-1 Preferred Stock may be held only at an online brokerage account established by one or more broker-dealers specifically designated by Overstock;

•

provide that only transactions that would constitute sales under the Securities Act of 1933, as amended (the “Securities Act”), must be effected through an alternative trading system operated by PRO Securities, LLC (“PRO Securities”);

•

exclude transfers made pursuant to a divorce order or decree or as otherwise approved by the Board from the obligation that all transactions in the Series A-1 Preferred Stock be executed through the PRO Securities ATS; and

•	permit the Board to change or add alternative trading systems, trading markets and other trading venues on which the Series A-1 Preferred Stock may be sold.

Purpose and Effect of the Series A-1 Preferred Proposal

The current Series A-1 Certificate of Designation has several restrictions that the Series A-1 Preferred Proposal would eliminate in order to facilitate the payment of the Dividend and make other changes to provide the Board the ability to facilitate trading of the Series A-1 Preferred Stock.

Increase the Number of Authorized Shares of Series A-1 Preferred Stock

First, the Series A-1 Preferred Proposal seeks to increase the number of authorized shares of Series A-1 Preferred Stock so that there would be a sufficient number of authorized, but unissued, shares of Series A-1 Preferred Stock to pay the Dividend on a 1:10 basis as originally proposed. On July 26, 2019, Overstock filed an Amended and Restated Series A-1 Certificate of Designation (the “July Series A-1 Amendment”) with the Secretary of State of Delaware to increase the number of authorized shares of Series A-1 Preferred Stock from 1,000,000 to 4,630,000. However, the Series A-1 Certificate of Designation had two conflicting provisions with respect to increasing the authorized number of shares of Series A-1 Preferred Stock. As described in more detail below, one provision permitted the Board to unilaterally increase the number of authorized shares of Series A-1 Preferred Stock while the other provision required a vote of the holders of the Series A-1 Preferred Stock to increase the authorized number of shares of Series A-1 Preferred Stock. As a result of this conflict, there is significant uncertainty as to the effectiveness of the July Series A-1 Amendment. A certificate of correction voiding the July Series A-1 Amendment was filed with the Secretary of State on [                    ], 2019, and, therefore, Overstock currently only has 1,000,000 authorized shares of Series A-1 Preferred Stock, which is insufficient to pay the Dividend on a 1:10 basis. Based on the number of shares of Common Stock,

Special Meeting Proxy Statement | 5

Proposal 1

Series A-1 Preferred Stock and Series B Preferred Stock outstanding as of December 18, 2019, [                ] shares of authorized Series A-1 Preferred Stock would be necessary to distribute the Dividend on a 1:10 basis. The Series A-1 Preferred Proposal would increase the number of authorized shares of Series A-1 Preferred Stock to 4,630,000, as was originally contemplated in the July Series A-1 Amendment.

Increasing the number of authorized shares of Series A-1 Preferred Stock to 4,630,000 would provide sufficient authorized shares to pay the Dividend on a 1:10 basis. In order to permit this increase, however, the authorized number of shares of Series B Preferred Stock must be reduced to 370,000. As described in more detail below under “—Proposal 2: Series B Preferred Proposal,” the amendment to the Series B Certificate of Designation approved by the Board to reduce the authorized shares of Series B Preferred Stock from 2,000,000 to 370,000 suffered from a similar conflict with respect to the proper authorization to effect a decrease in the number of Series B Preferred Stock as existed with respect to the increase of the authorized number of Series A-1 Preferred Stock. As a result, the Series A-1 Preferred Proposal to increase the Series A-1 Preferred Stock to 4,630,000 can only be adopted if the Series B Preferred Stock is reduced to 370,000. As a result, the approval of the Series A-1 Preferred Proposal is conditioned on the approval of the Series B Preferred Proposal.

Eliminate the Class Vote Requirement in Section 9 to Remove Conflict in Series A-1 Certificate of Designation

Second, the Series A-1 Preferred Proposal seeks to remove the conflict in the Series A-1 Certificate of Designation regarding the ability of the Board to unilaterally increase or decrease the number of authorized shares of the Series A-1 Preferred Stock referenced above. Section 2 of the Series A-1 Certificate of Designation currently provides that the Board may increase the number of authorized shares of Series A-1 Preferred Stock (but not in excess of the total number of authorized shares of Preferred Stock that are undesignated as to series) or decrease the number of authorized shares of Series A-1 Preferred Stock (but not below the number of shares of Series A-1 Preferred Stock outstanding). Section 9 of the Series A-1 Certificate of Designation currently provides that holders of Series A-1 Preferred Stock must vote as a class upon any amendment increasing or decreasing the aggregate number of authorized shares of Series A-1 Preferred Stock. The Series A-1 Preferred Proposal eliminates the stockholder vote requirement in Section 9 of the Series A-1 Certificate of Designation, permitting the Board to unilaterally authorize any such increases or decreases in the number of authorized shares, subject to the limitations set forth in Section 2 of the Series A-1 Certificate of Designation.

Amend Uncertificated Share Requirement in Section 11

Third, the Series A-1 Preferred Proposal seeks to amend Section 11, which requires that the shares of Series A-1 Preferred Stock be in uncertificated form. In order for the Series A-1 Preferred Stock to be eligible for deposit with The Depository Trust Company (“DTC”), under DTC’s rules, the Company may be required to deliver a physical certificate representing the shares. Accordingly, the Series A-1 Preferred Proposal would amend Section 11 to authorize the Board to approve the issuance of physical certificates if requested by DTC.

Amend Transfer Restrictions in Section 12

Fourth, the Series A-1 Preferred Proposal seeks to remove restrictions on the ownership and transfer of the Series A-1 Preferred Stock in order to facilitate the Dividend.

•

Removal of Online Brokerage Account Restriction.    Currently, Section 12(a) of the Series A-1 Certificate of Designation provides that shares of Series A-1 Preferred Stock may only be held through online brokerage accounts established by broker-dealers approved by Overstock. This restriction would prohibit the Series A-1 Preferred Stock to be held directly by individual Overstock stockholders, by all non-broker-dealer Overstock stockholders, including banks holding shares of Series A-1 Preferred Stock as custodian for investors such as mutual funds, and any broker-dealer that did not have online brokerage accounts or was not approved by Overstock. The Series A-1 Preferred Proposal removes paragraph (a) of Section 12 in its entirety.

Section 12(b) of the Series A-1 Certificate of Designation requires that all “transfers” of Series A-1 Preferred Stock be made through an alternative trading system operated by PRO Securities, our majority owned subsidiary and a broker-

6 | Special Meeting Proxy Statement

Proposal 1

dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation (“SIPC”). Because PRO Securities only operates one alternative trading system (“ATS,” and such ATS, the “PRO Securities ATS”), under the current Series A-1 Certificate of Designation all “transfers” of the Series A-1 Preferred Stock must be made through PRO Securities ATS. The Series A-1 Preferred Proposal amends Section 12(b) in several important respects.

•

Replacement of “Transfer” Restriction with Defined “Sale” Restriction.    First, the Series A-1 Preferred Proposal eliminates the references to “transfer” and replaces it with “sales” within the meaning of the Securities Act. This is being proposed because a “transfer” could include events such as gifts and the movement of Series A-1 Preferred Stock upon death. These events, however, cannot be effected through the PRO Securities ATS. The PRO Securities ATS is designed to effect “sales” of Series A-1 Preferred Stock and that is what the Series A-1 Preferred Proposal would mirror. The Series A-1 Preferred Proposal clarifies that transfers of shares of Series A-1 Preferred Stock made pursuant to a divorce decree or order would be excluded from the sale requirements. Finally, in order to address other situations where execution through the PRO Securities ATS may not be appropriate, the Series A-1 Preferred Proposal would permit the Board to exclude from the execution requirement any other transactions or classes of transactions the Board deemed appropriate.

•

Expansion of Trading Markets.    Second, Section 12(b) currently restricts trading solely to the PRO Securities ATS, the only alternative trading system operated by PRO Securities. The Series A-1 Preferred Proposal provides the Board flexibility to make any necessary or desired changes to the trading markets for the Series A-1 Preferred Stock from time to time by both changing the alternative trading system on which the Series A-1 Preferred Stock is authorized to be traded and adding other alternative trading systems, trading markets or other trading venues on which shares the Series A-1 Preferred Stock may be sold. This revision provides the Board with greater flexibility to make any necessary or desired changes to the trading markets for the Series A-1 Preferred Stock.

For more information on the Series A-1 Preferred Stock, see “Description of the Series A-1 Preferred Stock.”

Outcome of Series B Preferred Proposal and Alternative Series A-1 Preferred Proposal on Series A-1 Preferred Proposal

The adoption of the Series A-1 Preferred Proposal is conditioned on the adoption of the Series B Preferred Proposal. If the Series A-1 Preferred Proposal is not approved, the Alternative Series A-1 Preferred Proposal will be considered at the Special Meeting.

If Overstock’s stockholders adopt the Series A-1 Preferred Proposal, the changes set forth in the Series A-1 Preferred Proposal will become effective on the filing of either a Certificate of Amendment to the Series A-1 Certificate of Designation or an Amended and Restated Series A-1 Certificate of Designation incorporating the amendments set forth in the Series A-1 Preferred Proposal with the Secretary of State of the State of Delaware.

Vote Required

The adoption of the Series A-1 Preferred Proposal requires:

•	the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class; and

•	the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting together as a single class.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the Series A-1 Preferred Proposal.

Special Meeting Proxy Statement | 7

Proposal 2: Series B Preferred Proposal

General

The Board adopted resolutions declaring it advisable to amend the Series B Certificate of Designation as set forth below and directing that the proposed action be submitted for consideration by Overstock’s stockholders at a special meeting of stockholders. The description in this Proxy Statement of the proposed amendment of the Series B Certificate of Designation is qualified in its entirety by reference to, and should be read in conjunction with, the affected text of the amendment as set forth in Appendix B to this Proxy Statement. The Series B Certificate of Designation is proposed to be amended to:

•	decrease the number of authorized shares of Series B Preferred Stock from 2,000,000 to 370,000; and

•

eliminate the requirement in Section 8 that holders of Series B Preferred Stock will vote as a class upon any amendment to increase or decrease the aggregate number of authorized shares of Series B Preferred Stock.

If Overstock’s stockholders adopt the Series B Preferred Proposal, the changes set forth in the Series B Preferred Proposal will become effective on the filing of either a Certificate of Amendment to the Series B Certificate of Designation or of an Amended and Restated Series B Certificate of Designation incorporating the amendments set forth in the Series B Preferred Proposal with the Secretary of State of the State of Delaware.

Purpose and Effect of the Series B Preferred Proposal

The current Series B Certificate of Designation must be modified in order to permit the adoption of the Series A-1 Preferred Proposal.

Decrease the Number of Authorized Shares of Series B Preferred Stock

First, the Series B Preferred Proposal seeks to decrease the number of authorized shares of Series B Preferred Stock to 370,000 in order to permit the increase in the number of authorized shares of Series A-1 Preferred Stock contemplated in the Series A-1 Preferred Proposal to 4,630,000. Overstock has 5,000,000 total authorized shares of Preferred Stock, 1,000,000 of which are currently designated as Series A-1 Preferred Stock and 2,000,000 of which are currently designated as Series B Preferred Stock. In order to increase the total number of authorized shares of Series A-1 Preferred Stock to 4,630,000 pursuant to the Series A-1 Preferred Proposal, the number of authorized shares of Series B Preferred Stock must be decreased to 370,000. Because the Series B Preferred Proposal is necessary in order to effect the Series A-1 Preferred Proposal, the adoption of the Series A-1 Preferred Proposal is conditioned on the adoption of the Series B Preferred Proposal. For more information on the Series A-1 Preferred Proposal, see “—Proposal 1: Series A-1 Preferred Proposal” above.

On July 26, 2019, Overstock filed an Amended and Restated Series B Certificate of Designation (the “July Series B Amendment”) with the Secretary of State of the State of Delaware to decrease the number of authorized shares of Series B Preferred Stock from 2,000,000 to 370,000. However, the Series B Certificate of Designation has the same conflict with respect to increasing or decreasing the authorized number of shares of Series B Preferred Stock as the Series A-1 Certificate of Designation. While Section 2 of the Series B Certificate of Designation provides that the Board may unilaterally increase or decrease the authorized shares of Series B Preferred Stock, Section 8 of the Series B Certificate of Designation requires a class vote of holders of the Series B Preferred Stock to increase or decrease the number of authorized shares of Series B Preferred Stock. As a result of this conflict, there is significant uncertainty as to the effectiveness of the July Series B Amendment. A certificate of correction voiding the July Series B Amendment was filed with the Secretary of State on [                    ] 2019, and, therefore, Overstock currently has 2,000,000 authorized shares of Series B Preferred Stock. The Series B Preferred Proposal would decrease the number of authorized shares of Series B Preferred Stock to 370,000, as was originally contemplated in the July Series B Amendment.

8 | Special Meeting Proxy Statement

Proposal 2

Eliminate the Class Vote Requirement in Section 8 to Remove Conflict in Series B Certificate of Designation

Second, the Series B Preferred Proposal removes the conflict in the Series B Certificate of Designation regarding the ability of the Board to unilaterally increase or decrease the number of authorized shares of the Series B Preferred Stock referenced above. Section 2 of the Series B Certificate of Designation currently provides that the Board may increase the number of authorized shares of Series B Preferred Stock (but not in excess of the total number of authorized shares of Preferred Stock that are undesignated as to series) or decrease the number of authorized shares of Series B Preferred Stock (but not below the number of shares of Series B Preferred Stock outstanding). Section 8 of the Series B Certificate of Designation provides that holders of Series B Preferred Stock must vote as a class upon any amendment increasing or decreasing the aggregate number of authorized shares of Series B Preferred Stock. The Series B Preferred Proposal eliminates the stockholder vote requirement in Section 8 of the Series B Certificate of Designation for increasing or decreasing the number of authorized shares of Series B Preferred Stock, thereby permitting the Board to unilaterally make these increases or decreases in the number of authorized shares, subject to the limitations set forth in Section 2 of the Series B Certificate of Designation.

Outcome of Series A-1 Preferred Proposal and Alternative Series A-1 Preferred Proposal on Series B Preferred Proposal

In the event that the Overstock stockholders adopt the Series B Preferred Proposal but do not adopt the Series A-1 Preferred Proposal or the Alternative Series A-1 Preferred Proposal, Overstock anticipates that it will still file a Certificate of Amendment or an Amended and Restated Series B Certificate of Designation with the Secretary of State of the State of Delaware implementing the Series B Preferred Proposal. The Board would need to evaluate whether this combination of votes by our stockholders represents a rejection of the desirability of a dividend of shares of the Series A-1 Preferred Stock and may consider available alternative structures to achieve the objectives of the Dividend.

When the amendments to the Series B Certificate of Designation would become effective:

•

in the event that neither the Series A-1 Preferred Proposal nor the Alternative Series A-1 Preferred Proposal was adopted, there would be 1,000,000 shares of Series A-1 Preferred Stock authorized, 370,000 shares of Series B Preferred Stock authorized and 3,630,000 shares of authorized but undesignated as to series of Preferred Stock; and

•

in the event that the Alternative Series A-1 Preferred Proposal was adopted, there would be 3,000,000 shares of Series A-1 Preferred Stock authorized, 370,000 shares of Series B Preferred Stock authorized and 1,630,000 shares of authorized but undesignated as to series of Preferred Stock.

Vote Required

The adoption of the Series B Preferred Proposal requires:

•	the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class; and

•	the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

Recommendation of the Board of Directors

The Board unanimously recommends that the stockholders vote “FOR” the Series B Preferred Proposal.

Special Meeting Proxy Statement | 9

Proposal 3: Alternative Series A-1 Preferred Proposal

General

The Board adopted resolutions declaring that in the event the Series A-1 Preferred Proposal cannot be adopted (either because it does not receive the requisite stockholder votes or because the Series B Preferred Proposal upon which it is conditioned is not adopted) it is advisable to amend the Series A-1 Certificate of Designation as set forth below and directing that the proposed action be submitted for consideration by Overstock’s stockholders at a special meeting of stockholders. The description in this Proxy Statement of the proposed amendment of the Series A-1 Certificate of Designation is qualified in its entirety by reference to, and should be read in conjunction with, the affected text of the amendment as set forth in Appendix C to this Proxy Statement. The Series A-1 Certificate of Designation is proposed to be amended to:

•	increase the number of authorized shares of Series A-1 Preferred Stock from 1,000,000 to 3,000,000; and

•	amend Sections 9, 11 and 12 of the Series A-1 Certificate of Designation in the same manner described under Proposal 1: Series A-1 Preferred Proposal.

Purpose and Effect of the Alternative Series A-1 Preferred Proposal

In the event that the Series A-1 Preferred Proposal is not adopted, the Alternative Series A-1 Preferred Proposal would result in identical changes to the Series A-1 Certificate of Designation as the Series A-1 Preferred Proposal except that the number of authorized shares of Series A-1 Preferred Stock would only be increased to 3,000,000 instead of 4,630,000, whether or not the Series B Preferred Proposal is adopted. As a result, if the Alternative Series A-1 Preferred Proposal is adopted, there will not be sufficient authorized shares of Series A-1 Preferred Stock in order to pay the Dividend on a 1:10 basis. If the Alternative Series A-1 Preferred Proposal is adopted, whether or not the Series B Preferred Proposal is adopted, the Board currently intends to declare a dividend of shares of Series A-1 Preferred Stock on a [1:15][1:20] basis. For more information on the Dividend and the Series A-1 Preferred Stock, see “Introduction—Background to the Special Meeting of Stockholders” and “Description of the Series A-1 Preferred Stock.”

The purpose and effect of the amendments to Sections 9, 11 and 12 of the Series A-1 Certificate of Designation are the same as the purpose and effect of the Series A-1 Preferred Proposal, see “—Proposal 1: Series A-1 Preferred Proposal—Purpose and Effect of the Series A-1 Preferred Proposal.”

Outcome of Series A-1 Preferred Proposal and Series B Preferred Proposal on Alternative Series A-1 Preferred Proposal

The Alternative Series A-1 Preferred Proposal will only be brought for a vote at the Special Meeting in the event that the Series A-1 Preferred Proposal cannot be effected, either because it does not receive the requisite stockholder votes or because the Series B Preferred Proposal is not adopted. If the Series A-1 Preferred Proposal is not adopted, the Alternative Series A-1 Preferred Proposal will be brought for a vote whether or not the Series B Preferred Proposal is adopted.

In the event that the Alternative Series A-1 Preferred Proposal and the Series B Preferred Proposal are both adopted, there will be 3,000,000 authorized shares of Series A-1 Preferred Stock, 370,000 authorized shares of Series B Preferred Stock and 1,630,000 authorized but undesignated as to series of Preferred Stock. In the event the Alternative Series A-1 Preferred Proposal is adopted but the Series B Preferred Proposal is not adopted, there will be 3,000,000 authorized shares of Series A-1 Preferred Stock and 2,000,000 authorized shares of Series B Preferred Stock. In either case, the Board would anticipate declaring a dividend of shares of Series A-1 Preferred Stock on a [1:15][1:20] basis.

If Overstock’s stockholders adopt the Alternative Series A-1 Preferred Proposal, the changes set forth in the Alternative Series A-1 Preferred Proposal will become effective on the filing of either a Certificate of Amendment to the Series A-1 Certificate of Designation or an Amended and Restated Series A-1 Certificate of Designation incorporating the amendments set forth in the Alternative Series A-1 Preferred Proposal with the Secretary of State of the State of Delaware.

10 | Special Meeting Proxy Statement

Proposal 3

Vote Required

The adoption of the Alternative Series A-1 Preferred Proposal requires:

•	the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class; and

•	the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting together as a single class.

Recommendation of the Board of Directors

If voting on the Alternative Series A-1 Preferred Proposal is necessary, the Board unanimously recommends that the stockholders vote “FOR” the Alternative Series A-1 Preferred Proposal.

Special Meeting Proxy Statement | 11

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to appraisal rights in connection with any of the Proposals contained in this Proxy Statement.

12 | Special Meeting Proxy Statement

Description of the Series A-1 Preferred Stock

The following description is a summary of the material terms of our Series A-1 Preferred Stock as currently in effect. This summary is subject to, and qualified in its entirety by, the rights, preferences, powers and privileges of the Series A-1 Preferred Stock, set forth in the Series A-1 Certificate of Designation, which was filed with the SEC as an exhibit to a Current Report on Form 8-K on June 27, 2019. See also “Risk Factors” and the other information in this Proxy Statement.

Our Authorized Series A-1 Preferred Stock

Under our amended and restated certificate of incorporation, our Board is authorized, without further stockholder action, to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share, in one or more series, with such powers, designations, privileges, preferences and relative, participating, optional and other rights and such qualifications, limitations and restrictions thereof as shall be set forth in the resolutions providing therefor. As of the date hereof, and giving effect to the previously filed certificate of correction filed on [                    ], 2019, 3,000,000 shares of Preferred Stock have been so designated, with 1,000,000 shares having been designated as Series A-1 Preferred Stock and 2,000,000 shares having been designated as Series B Preferred Stock.

The Series A-1 Preferred Stock is fully paid and nonassessable. Holders of Series A-1 Preferred Stock have no preemptive or preferential or other rights to purchase or subscribe for any of the Company’s stock, obligations, warrants or other securities.

Rank

Shares of the Series A-1 Preferred Stock rank equally with the Series B Preferred Stock, senior to our Common Stock with respect to dividends and equal to our Common Stock with respect to the distribution of our assets upon the liquidation, dissolution and winding up of the Company. In addition, the Series A-1 Preferred Stock and the Series B Preferred Stock, with respect to rights upon our liquidation, winding up or dissolution, are structurally subordinated to existing and future indebtedness of our subsidiaries as well as the capital stock of our subsidiaries held by third parties.

As of September 30, 2019, we had liabilities of approximately $231 million, and we may incur significant additional debt in the future. See our Quarterly Report on Form 10-Q for the period ended September 30, 2019, which is incorporated into the Proxy Statement by reference. See “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—The Series A-1 Preferred Stock and the Series B Preferred Stock will rank junior to all of our and our subsidiaries’ liabilities in the event of a bankruptcy, liquidation or winding up of our or our subsidiaries’ business.”

Dividends

Holders of Series A-1 Preferred Stock are entitled to an annual cash dividend equal to $0.16 per share, in preference to any dividend payment to the holders of our Common Stock, out of funds of the Company legally available for payment of dividends and subject to declaration by our Board. However, there is no assurance of any payment of any dividends on the Series A-1 Preferred Stock. We have no obligation to pay any dividends to the holders of Series A-1 Preferred Stock unless (and only to the extent that) our Board approves and declares dividend payments to the holders of Series A-1 Preferred Stock or we pay a dividend to the holders of our Common Stock. Dividends on the Series A-1 Preferred Stock are cumulative. If declared, dividends are paid to holders of record on a date selected by our Board in its sole discretion. Dividends not paid accumulate annually on December 15 of each year beginning with December 15, 2019, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not dividends are declared on the Series A-1 Preferred Stock, and are entitled to be paid prior to any dividend to the holders of our Common Stock. Dividends on the Series A-1 Preferred Stock and the Series B Preferred Stock are paid equally with one another.

In addition to its preferential dividend rights, the Series A-1 Preferred Stock is also entitled to participate in any dividend paid to the holders of our Common Stock, subject to the limitations set forth in the Series A-1 Certificate of

Special Meeting Proxy Statement | 13

Description of the Series A-1 Preferred Stock

Designation. If the record date for any dividend to the holders of our Common Stock occurs while shares of Series A-1 Preferred Stock are outstanding, the holders of Series A-1 Preferred Stock outstanding on the record date are entitled to the same amount per share of Series A-1 Preferred Stock as is paid per share of Common Stock. For further information on potential restrictions on our payment of dividends, see “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—Our obligation to pay dividends on the Series A-1 Preferred Stock is limited, and our ability to pay dividends on the Series A-1 Preferred Stock may be limited.”

Redemption

We may redeem any or all of the Series A-1 Preferred Stock at any time and from time to time at our option, by giving notice prior to December 15, 2019. We do not intend to redeem any shares of Series A-1 Preferred Stock by such date.

No Conversion or Exchange Rights; Potential Conversion of Series A-1 Preferred

Holders of the Series A-1 Preferred Stock do not have any right to convert their shares into any other security or to exchange their shares for any other security, including our Common Stock. However, the Series A-1 Certificate of Designation grants us the right to cause the conversion of the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at any time. In any such conversion, each outstanding share of Series A-1 Preferred Stock would be converted into one share of Series B Preferred Stock. If there is a dividend arrearage on the Series A-1 Preferred Stock and there is not an equal per share dividend arrearage on the Series B Preferred Stock, we will make such dividend payment on the Series A-1 Preferred Stock or on the Series B Preferred Stock as may be necessary in order to equalize such per share difference in such dividend arrearages prior to effecting any such conversion. Subject to such per share dividend arrearage equalization, if there is a dividend arrearage on the Series A-1 Preferred Stock at the time of any conversion of the Series A-1 Preferred Stock into Series B Preferred Stock, the shares of Series B Preferred Stock issued upon the conversion shall be deemed to be subject to the same dividend arrearage as all other then outstanding shares of Series B Preferred Stock.

If we were to cause the conversion of the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at a time when the Series B Preferred Stock were trading at a price lower than the trading price of the Series A-1 Preferred Stock, holders of the Series A-1 Preferred Stock would likely experience an immediate and potentially material decrease in the market value of the Series A-1 Preferred Stock shares they hold and of the Series B Preferred Stock shares they would receive upon the conversion. For more information on this risk, see “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—We may have the right to convert the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at any time.”

If any of the Proposals are adopted and the Board declares a dividend of Series A-1 Preferred Stock on a 1:10 or [1:15][1:20] basis, there will not be enough authorized shares of Series B Preferred Stock to permit conversion of the Series A-1 Preferred Stock into Series B Preferred Stock. The Board could in the future seek stockholder approval to increase the authorized number of shares of Preferred Stock in an amount sufficient to permit conversion of the Series A-1 Preferred Stock into Series B Preferred Stock, and then we would have the ability to exercise this conversion right.

No Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, any amounts remaining available for distribution to stockholders after payment of all liabilities of the Company will be distributed equally among the holders of Common Stock, the holders of Series A-1 Preferred Stock and the holders of Series B Preferred Stock, with each share of Series A-1 Preferred Stock and each share of Series B Preferred Stock being treated as though it were a share of our Common Stock. Neither holders of Series A-1 Preferred Stock nor holders of Series B Preferred Stock have any preference over the holders of our Common Stock on any liquidation, dissolution or winding up of the Company. The holders of Series A-1 Preferred Stock rank equally with the holders of Series B Preferred Stock. See “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—The Series A-1 Preferred Stock and the Series B Preferred Stock will rank junior to all of our and our subsidiaries’ liabilities in the event of a bankruptcy, liquidation or winding up of our or our subsidiaries’ business.”

14 | Special Meeting Proxy Statement

Description of the Series A-1 Preferred Stock

Voting Rights

The holders of shares of Series A-1 Preferred Stock vote together with the shares of Common Stock and the shares of Series B Preferred Stock (and not as a separate class), except as required by law or the Series A-1 Certificate of Designation. Each Series A-1 Preferred Stock holder is entitled to one vote for each share of Series A-1 Preferred Stock held on the record date for a vote. If an amendment requiring stockholder approval is proposed to our amended and restated certificate of incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock vote together with the holders of the Common Stock as a single class, but neither the holders of the Series A-1 Preferred Stock nor the holders of the Series B Preferred Stock is entitled to a class vote on the amendment, unless the proposed amendment would adversely affect the special rights, preferences, privileges and voting powers of the Series A-1 Preferred Stock or Series B Preferred Stock, respectively, or increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock or Series B Preferred Stock. For more information on the limited voting rights of the Series A-1 Preferred Stock, see “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—Voting rights on the Series A-1 Preferred Stock generally will be limited to voting together with the holders of the Common Stock and Series B Preferred Stock as a single class, and the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock collectively will have only a small percentage of the voting power on any matter submitted to the holders of the Common Stock and the Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class” and “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—Holders of the Series A-1 Preferred Stock will not have any right, as a separate class, to elect any members of our Board of Directors.”

Treatment in Merger

If the Company is party to any merger or consolidation in which Common Stock is changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property (or a right to receive the foregoing), the Company will use all commercially reasonable efforts to make provision so that each outstanding share of Series A-1 Preferred Stock shall be treated as if such share were an additional outstanding share of Common Stock in connection with any such transaction. No assurance can be given, however, that the Company’s efforts will be successful. Further, the Company could be involved in transactions other than a merger or consolidation, such as a tender offer by the Company or a third party, in which Common Stock might be changed into or exchanged for stock or other securities of another person (or the Company) or cash or any other property (or a right to receive the foregoing) in which the outstanding shares of Series A-1 Preferred Stock would not be treated as if such shares were additional outstanding shares of Common Stock.

Limited Anti-dilution Adjustments; No Price Protection

The Series A-1 Preferred Stock will not be adjusted and no additional shares of Series A-1 Preferred Stock will be issued solely as a result of any future change to or affecting our Common Stock, except that we will use reasonable efforts to make a corresponding pro rata adjustment to the Series A-1 Preferred Stock if we effect any stock dividend, stock split or combination of our Common Stock.

No Sinking Fund

There is no sinking fund for the Series A-1 Preferred Stock.

Form and Trading System

The Series A-1 Preferred Stock are uncertificated shares of our Preferred Stock. Record ownership of the Series A-1 Preferred Stock is reflected on the records of our transfer agent, Computershare. Computershare shows the carrying broker-dealers or other custodians (which may include banks or other depositary institutions) of the underlying Overstock stockholders as the owners of record of the Series A-1 Preferred Stock. The records of the carrying broker-dealer or other custodian, in turn, show their Overstock stockholder clients or customers as the beneficial owners of the Series A-1 Preferred Stock.

Special Meeting Proxy Statement | 15

Description of the Series A-1 Preferred Stock

The term “digital” refers to the blockchain technology elements of the Series A-1 Preferred Stock that are intended to enhance investor experience through added transparency. The blockchain allows a “courtesy copy” of the records of the Series A-1 Preferred Stock maintained by Computershare to be viewable, as a convenience and with no controlling effect, on the publicly available distributed ledger. Computershare’s records, however, govern the record ownership for the Series A-1 Preferred Stock in all circumstances.

The user experience for the Series A-1 Preferred Stock is not analogous to one involving a virtual currency or any other anonymous bearer digital instrument that trades peer-to-peer on a distributed ledger because the Series A-1 Preferred Stock are conventional uncertificated securities, with traditional books and records kept by a traditional SEC-regulated transfer agent. Distributed ledger technology does not play a role in the sale, issuance, transfer or custody of the Series A-1 Preferred Stock.

The Series A-1 Preferred Stock is not listed on any national market or other recognized securities exchange or any automated dealer quotation system or other recognized trading market. The PRO Securities ATS, which is operated by PRO Securities, an SEC-registered broker-dealer and member of FINRA and SIPC, is currently the only venue where the Series A-1 Preferred Stock can trade. The Series A-1 Preferred Stock is currently trading on the PRO Securities ATS in limited numbers. Outside of the following limited circumstances, Computershare does not register peer-to-peer transfers of record ownership of the Series A-1 Preferred Stock, and the only way to effect a sale of the Series A-1 Preferred Stock is through an order submitted to the PRO Securities ATS’ order matching system by an ATS-subscribing broker-dealer on behalf of its customer. Computershare may register peer-to-peer transfers in its official record only in limited circumstances, such as a transfer from broker-dealer to broker-dealer, with the stockholder’s carrying broker-dealer being reflected as the record holder, or a transfer by a stockholder who is the record holder pursuant to a divorce decree or other transfers from record holders that do not constitute a “sale” for securities laws purposes, such as gifts (and then only following compliance with Computershare’s procedures, including delivery of appropriate documentation). See “Risk Factors—Risks Relating to the Series A-1 Preferred—Our Series A-1 Preferred Stock may only be sold through the PRO Securities ATS.”

Stockholders are not required to open an account with a broker-dealer that subscribes to the PRO Securities ATS in order to receive Series A-1 Preferred Stock. In order to sell the Series A-1 Preferred Stock, however, you must open an account with an ATS-subscribing broker-dealer (which currently only includes Dinosaur Financial Group, LLC (“Dinosaur”), an SEC-registered broker-dealer and member of FINRA and SIPC), or with a broker-dealer that itself maintains an account with an ATS-subscribing broker-dealer. Orders may be entered on the PRO Securities ATS by an ATS-subscribing broker-dealer (which currently only includes Dinosaur), or with a broker-dealer that itself maintains an account with an ATS-subscribing broker-dealer on behalf of its customers. Orders properly submitted to the PRO Securities ATS are matched by the PRO Security ATS’ order matching system in accordance with its rules, and Electronic Transaction Clearing, Inc. (“ETC”) clears transactions effected on the PRO Securities ATS by Dinosaur. At this time, trades on the PRO Securities ATS settle on the trade date; there is no two-day settlement process.

To give the Board flexibility to address trading or other issues that may arise with respect to the PRO Securities ATS or Dinosaur or ETC, both the Series A-1 Preferred Proposal and the Alternative Series A-1 Preferred Proposal would permit the Board to change or add alternative trading systems, trading markets or venues on which the Series A-1 Preferred Stock may be sold.

Transfer Agent and Registrar

Computershare is the transfer agent and registrar, and its affiliate, Computershare Inc., will be the payment and conversion agent for the Series A-1 Preferred Stock.

16 | Special Meeting Proxy Statement

Description of the Series B Preferred Stock

The following description is a summary of the material terms of our Series B Preferred Stock as currently in effect. This summary is subject to, and qualified in its entirety by, the rights, preferences, powers and privileges of the Series B Preferred Stock, set forth in the Series B Certificate of Designation, which was filed with the SEC as an exhibit to a Current Report on Form 8-K on December 15, 2016. See also “Risk Factors” and the other information in this Proxy Statement.

Our Authorized Series B Preferred Stock

Under our amended and restated certificate of incorporation, our Board is authorized, without further stockholder action, to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share, in one or more series, with such powers, designations, privileges, preferences and relative, participating, optional and other rights and such qualifications, limitations and restrictions thereof as shall be set forth in the resolutions providing therefor. As of the date hereof, and giving effect to the previously filed certificate of correction filed on [                    ], 2019, 3,000,000 shares of Preferred Stock have been so designated, with 1,000,000 shares having been designated as Series A-1 Preferred Stock and 2,000,000 shares having been designated as Series B Preferred Stock.

The Series B Preferred Stock is fully paid and nonassessable. Holders of Series B Preferred Stock have no preemptive or preferential or other rights to purchase or subscribe for any of the Company’s stock, obligations, warrants or other securities.

Rank

Shares of the Series B Preferred Stock rank equally with the Series A-1 Preferred Stock, senior to our Common Stock with respect to dividends and equal to our Common Stock with respect to the distribution of our assets upon the liquidation, dissolution and winding up of the Company. In addition, the Series A-1 Preferred Stock and the Series B Preferred Stock, with respect to rights upon our liquidation, winding up or dissolution, are structurally subordinated to existing and future indebtedness of our subsidiaries as well as the capital stock of our subsidiaries held by third parties.

As of September 30, 2019, we had liabilities of approximately $231 million, and we may incur significant additional debt in the future. See our Quarterly Report on Form 10-Q for the period ended September 30, 2019, which is incorporated into the Proxy Statement by reference. See “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—The Series A-1 Preferred Stock and the Series B Preferred Stock will rank junior to all of our and our subsidiaries’ liabilities in the event of a bankruptcy, liquidation or winding up of our or our subsidiaries’ business.”

Dividends

Holders of Series B Preferred Stock are entitled to an annual cash dividend at the annual rate of 1% multiplied by $15.68, in preference to any dividend payment to the holders of our Common Stock, out of funds of the Company legally available for payment of dividends and subject to declaration by our Board. However, there is no assurance of any payment of any dividends on the Series B Preferred Stock. We have no obligation to pay any dividends to the holders of Series B Preferred Stock unless (and only to the extent that) our Board approves and declares dividend payments to the holders of Series B Preferred Stock or we pay a dividend to the holders of our Common Stock. Dividends on the Series B Preferred Stock are cumulative. If declared, dividends are paid to holders of record on a date selected by our Board in its sole discretion. Dividends not paid accumulate annually on December 15 of each year, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not dividends are declared on the Series B Preferred Stock, and are entitled to be paid prior to any dividend to the holders of our Common Stock. Dividends on the Series A-1 Preferred Stock and the Series B Preferred Stock are paid equally with one another.

Special Meeting Proxy Statement | 17

Description of the Series B Preferred Stock

In addition to its preferential dividend rights, the Series B Preferred Stock is also entitled to participate in any dividend paid to the holders of our Common Stock, subject to the limitations set forth in the Series B Certificate of Designation. If the record date for any dividend to the holders of our Common Stock occurs while shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock outstanding on the record date are entitled to the same amount per share of Series B Preferred Stock as is paid per share of Common Stock.

Redemption

We may redeem any or all of the Series B Preferred Stock at any time and from time to time at our option, by giving notice prior to December 15, 2019. We do not intend to redeem any shares of Series B Preferred Stock by such date.

No Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, any amounts remaining available for distribution to stockholders after payment of all liabilities of the Company will be distributed equally among the holders of Common Stock, the holders of Series A-1 Preferred Stock and the holders of Series B Preferred Stock, with each share of Series A-1 Preferred Stock and each share of Series B Preferred Stock being treated as though it were a share of our Common Stock. Neither holders of Series A-1 Preferred Stock nor holders of Series B Preferred Stock have any preference over the holders of our Common Stock on any liquidation, dissolution or winding up of the Company. The holders of Series A-1 Preferred Stock rank equally with the holders of Series B Preferred Stock. See “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—The Series A-1 Preferred Stock and the Series B Preferred Stock will rank junior to all of our and our subsidiaries’ liabilities in the event of a bankruptcy, liquidation or winding up of our or our subsidiaries’ business.”

Voting Rights

The holders of shares of Series B Preferred Stock vote together with the shares of Common Stock and the shares of Series A-1 Preferred Stock (and not as a separate class), except as required by law or the Series B Certificate of Designation. Each Series B Preferred Stock holder will be entitled to one vote for each share of Series B Preferred Stock held on the record date for a vote. If an amendment requiring stockholder approval is proposed to our amended and restated certificate of incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock vote together with the holders of the Common Stock as a single class, but neither the holders of the Series A-1 Preferred Stock nor the holders of the Series B Preferred Stock is entitled to a class vote on the amendment, unless the proposed amendment would adversely affect the special rights, preferences, privileges and voting powers of the Series A-1 Preferred Stock or Series B Preferred Stock, respectively, or increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock or Series B Preferred Stock. For more information on the limited voting rights of the Series B Preferred Stock, see “Risk Factors—Risks Relating to the Series A-1 Preferred Stock—Voting rights on the Series A-1 Preferred Stock generally will be limited to voting together with the holders of the Common Stock and Series B Preferred Stock as a single class, and the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock collectively will have only a small percentage of the voting power on any matter submitted to the holders of the Common Stock and the Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class.”

Treatment in Merger

If the Company is party to any merger or consolidation in which Common Stock is changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property (or a right to receive the foregoing), the Company will use all commercially reasonable efforts to make provision so that each outstanding share of Series B Preferred Stock shall be treated as if such share were an additional outstanding share of Common Stock in connection with any such transaction. No assurance can be given, however, that the Company’s efforts will be successful. Further, the Company could be involved in transactions other than a merger or consolidation, such as a

18 | Special Meeting Proxy Statement

Description of the Series B Preferred Stock

tender offer by the Company or a third party, in which Common Stock might be changed into or exchanged for stock or other securities of another person (or the Company) or cash or any other property (or a right to receive the foregoing) in which the outstanding shares of Series B Preferred Stock would not be treated as if such shares were additional outstanding shares of Common Stock.

Limited Anti-dilution Adjustments; No Price Protection

The Series B Preferred Stock will not be adjusted and no additional shares of Series B Preferred Stock will be issued solely as a result of any future change to or affecting our Common Stock, except that we will use reasonable efforts to make a corresponding pro rata adjustment to the Series B Preferred Stock if we effect any stock dividend, stock split or combination of our Common Stock.

No Sinking Fund

There is no sinking fund for the Series B Preferred Stock.

Special Meeting Proxy Statement | 19

Risk Factors

The following risk factors relating to the Dividend should be carefully considered, in addition to other information contained in this Proxy Statement, in deciding how to vote on the Proposals. You should consider carefully the risks and uncertainties described below and filings we make with the SEC from time to time, all of which are incorporated by reference in the Proxy Statement.

Risks Relating to the Series A-1 Preferred Stock

Our Series A-1 Preferred Stock may only be sold through the PRO Securities ATS.

The Series A-1 Certificate of Designation provides that the Series A-1 Preferred Stock can be sold only on the PRO Securities ATS, with the record of beneficial ownership updated and recorded by a stockholder’s ATS-subscribing broker-dealer on a book-entry basis. As a result, we expect that sales of the Series A-1 Preferred Stock will settle on the trade date. The Series A-1 Preferred Stock is not and will not be listed on any national securities exchange or other trading market of any kind. The limitation on trading shares of Series A-1 Preferred Stock through the PRO Securities ATS may adversely affect the liquidity for, and market price of, the shares of Series A-1 Preferred Stock. It may at times be very difficult to sell any shares of the Series A-1 Preferred Stock.

The Series A-1 Preferred Stock may only be sold through a brokerage account established with a broker-dealer that subscribes to the PRO Securities ATS. Currently, Dinosaur is the only broker-dealer that facilitates trades of any security on the PRO Securities ATS. Unless and until another broker-dealer subscribes to the PRO Securities ATS or maintains an account with an ATS-subscribing broker-dealer, any holder of Series A-1 Preferred Stock that wishes to sell its shares must open an account at Dinosaur. While PRO Securities is working to add additional broker-dealer subscribers to PRO Securities ATS, there is no assurance that any additional subscribers will be added, and Dinosaur could continue to be the only ATS-subscribing broker-dealer. If Dinosaur for any reason ceases to operate, there would be no broker-dealer to effect sales of the Series A-1 Preferred Stock on PRO Securities ATS. This could prevent all trading in the Series A-1 Preferred Stock and would likely materially and adversely affect the trading prices of the Series A-1 Preferred Stock. However, both the Series A-1 Preferred Proposal and the Alternative Series A-1 Preferred Proposal would permit the Board to change or add additional alternative trading systems, trading markets or venues on which the Series A-1 Preferred Stock may be sold.

Likewise, ETC is the only broker-dealer that clears transactions effected on the PRO Securities ATS. If for any reason ETC ceases to clear trades for Dinosaur or refuses to clear trades for any future ATS-subscribing broker-dealers of PRO Securities ATS and no clearing firm succeeds to ETC, trading in the Series A-1 Preferred Stock on the PRO Securities ATS may be interrupted and such an interruption would likely materially and adversely affect the trading price of the Series A-1 Preferred Stock.

The PRO Securities ATS has had limited volume. Even if a more liquid trading market for the Series A-1 Preferred Stock does develop on the PRO Securities ATS utilizing tZERO technology, the depth and liquidity of that market and the ability to sell the Series A-1 Preferred Stock may nevertheless be limited, which may have a material adverse effect on the liquidity for, and the market price of, the Series A-1 Preferred Stock.

Moreover, peer-to-peer transfers of the Series A-1 Preferred Stock outside of orders submitted to the PRO Securities ATS by an ATS-subscribing broker-dealer, or with a broker-dealer that itself maintains an account with an ATS-subscribing broker-dealer, on behalf of its customers, are not permitted, subject to limited circumstances. Outside of the following limited circumstances, Computershare will not register peer-to-peer transfers of record ownership of the Series A-1 Preferred Stock, and the only way to effect a sale of the Series A-1 Preferred Stock is through an order submitted to the PRO Securities ATS’ order matching system by an ATS-subscribing broker-dealer on behalf of its customer. Computershare may register peer-to-peer transfers in its official record only in limited circumstances, such as a transfer from broker-dealer to broker-dealer, with the stockholder’s carrying broker-dealer being reflected as the record holder, or a transfer by a stockholder who is the record holder pursuant to a divorce decree or other transfers from record holders that do not constitute a “sale” for securities laws purposes, such as gifts (and then only following compliance with Computershare’s procedures, including delivery of appropriate documentation). However, both the Series A-1 Preferred Proposal and the Alternative Series A-1 Preferred Proposal

20 | Special Meeting Proxy Statement

Risk Factors

would permit the Board to exclude additional transactions or classes of transactions from the requirement to make “sales” on the PRO Securities ATS.

Our obligation to pay dividends on the Series A-1 Preferred Stock is limited, and our ability to pay dividends on the Series A-1 Preferred Stock may be limited.

Our obligation to pay preferential dividends on the Series A-1 Preferred Stock is subject to our Board declaring such dividend payments. Further, although we will be contractually restricted from paying a dividend on the Common Stock unless we have paid preferential cumulative $0.16 per share annual dividends on the Series A-1 Preferred Stock and preferential cumulative 1.0% annual dividends on the Series B Preferred Stock, we have never paid a dividend on the Common Stock and we have no intention of doing so. Consequently, our failure to pay preferential dividends on the Series A-1 Preferred Stock and on the Series B Preferred Stock might have no legal effect on us at all, although it could adversely affect the liquidity for, and trading prices of, the Series A-1 Preferred Stock and of the Series B Preferred Stock. Further, our payment of any dividends will be subject to contractual and legal restrictions and other factors our Board deems relevant. Further, we may elect not to pay dividends on the Series A-1 Preferred Stock, the Series B Preferred Stock or both rather than limiting other proposed expenditures, including expenditures that may not be contractually required. Moreover, agreements governing any future indebtedness of ours may further limit our ability to pay dividends on our capital stock, including the Series A-1 Preferred Stock and the Series B Preferred Stock. In addition, our ability to pay dividends is limited by applicable law. Although there are no arrearages in cumulative preferred dividends and we declared and paid a cash dividend of $0.16 per share to the holders of our then outstanding preferred stock during 2017, 2018 and 2019, there is no assurance that we will be able or that our Board will decide to do so in 2020 or the future. Any of the foregoing facts or events could have a material adverse effect on the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock and on the liquidity for, and trading prices of, the Series A-1 Preferred Stock and the Series B Preferred Stock.

Voting rights on the Series A-1 Preferred Stock generally will be limited to voting together with the holders of the Common Stock and Series B Preferred Stock as a single class, and the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock collectively will have only a small percentage of the voting power on any matter submitted to the holders of the Common Stock and the Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class.

Voting rights of the Series A-1 Preferred Stock generally will be limited to voting together with the holders of the Common Stock and Series B Preferred Stock, as a single class. If an amendment requiring stockholder approval is proposed to our amended and restated certificate of incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock will vote together with the holders of the Common Stock as a single class, but neither the holders of the Series A-1 Preferred Stock nor the holders of the Series B Preferred Stock will be entitled to a class vote on the amendment, unless the proposed amendment would adversely affect the special rights, preferences, privileges and voting powers of the Series A-1 Preferred Stock or Series B Preferred Stock, respectively. The Proposals would eliminate the requirement that holders of the Series A-1 Preferred Stock and Series B Preferred Stock vote upon amendments to increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock or Series B Preferred Stock, respectively. These limited voting rights could have a material adverse effect on holders of Series A-1 Preferred Stock and holders of Series B Preferred Stock and on the trading prices of the Series A-1 Preferred Stock and the Series B Preferred Stock.

Holders of the Series A-1 Preferred Stock will not have any right, as a separate class, to elect any members of our Board of Directors.

The holders of the Series A-1 Preferred Stock will have no right as a separate class to elect any members of our Board under any circumstances, including upon any failure of our Board to declare or pay any dividend on the Series A-1 Preferred Stock. Further, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock, together, also will have no right by themselves to elect any members of our Board under any circumstances.

Special Meeting Proxy Statement | 21

Risk Factors

The holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock will be entitled only to vote with the holders of the Common Stock as a single class in the election of directors and on any other matter coming before a vote of the holders of the Common Stock. Holders’ lack of such rights could have a material adverse effect on holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock and the liquidity for, and trading prices of, the Series A-1 Preferred Stock and the Series B Preferred Stock.

Holders of Series A-1 Preferred Stock will have no rights with respect to our Common Stock.

Holders of Series A-1 Preferred Stock will have no rights with respect to our Common Stock, and no right to convert shares of Series A-1 Preferred Stock into shares of Common Stock or to exchange shares of Series A-1 Preferred Stock for shares of Common Stock, except that holders of Series A-1 Preferred Stock will have the right to vote with the Common Stock on any matter submitted to a vote of the holders of the Common Stock, the right to receive payments upon liquidation equally with the holders of the Common Stock, and the right to receive dividends in preference to the holders of the Common Stock and to participate in any dividend paid to the holders of our Common Stock, subject to the limitations set forth in the Series A-1 Certificate of Designation.

The Series A-1 Preferred Stock and the Series B Preferred Stock will rank junior to all of our and our subsidiaries’ liabilities in the event of a bankruptcy, liquidation or winding up of our or our subsidiaries’ business.

In the event of our bankruptcy, liquidation or winding up, our assets will be available to make payments to holders of Series A-1 Preferred Stock and to holders of Series B Preferred Stock only after all of our liabilities have been paid, and neither the Series A-1 Preferred Stock nor the Series B Preferred Stock will have any preference over the Common Stock in the event of our bankruptcy, liquidation or winding up. In addition, the Series A-1 Preferred Stock and Series B Preferred Stock will rank structurally junior to all existing and future liabilities of our subsidiaries. Your rights to participate in the assets of our subsidiaries upon any liquidation or reorganization of any subsidiary will rank junior to the claims of creditors. In the event of our bankruptcy, liquidation or winding up, there may not be sufficient assets remaining, after paying our and our subsidiaries’ liabilities, to pay any amounts to the holders of Series A-1 Preferred Stock or Series B Preferred Stock then outstanding. We may incur significant debt or other liabilities in the future, and the Series A-1 Preferred Stock and Series B Preferred Stock contain no covenant or restriction on our ability to incur debt or other obligations. Any bankruptcy, liquidation or winding up of our company or any of its wholly or partially owned subsidiaries would have a material adverse effect on the liquidity for, and trading prices of, the Series A-1 Preferred Stock.

Moreover, we do not own all of the equity securities of our subsidiaries, including our majority owned subsidiary, tZERO. For example, we have adopted an employee equity incentive plan pursuant to which tZERO has issued, and may continue to issue, shares or other equity interests or awards having the economic effects of equity interests to employees. As a result, following satisfaction of the claims of creditors of those subsidiaries as discussed above, our right to receive distributions as a shareholder with respect to our equity interests in those majority owned subsidiaries will be shared with third party equity holders of tZERO and our other subsidiaries, whether now existing or created in the future, including our employees holding shares of any of them.

The restrictions on the tax reporting of holder’s cost basis in shares of Series A-1 Preferred Stock will not allow normal tax planning in the sale of shares of Series A-1 Preferred Stock and may result in disadvantageous tax consequences to a seller of Series A-1 Preferred Stock.

Only one method of cost basis reporting (the first-in, first-out, or “FIFO” method) is available for the Series A-1 Preferred Stock. As a result, sellers of Series A-1 Preferred Stock may be required to pay more tax on their sales or to pay taxes earlier than if other normal methods of cost basis reporting had been available, which could have an adverse tax effect on sellers of Series A-1 Preferred Stock and the market price of the Series A-1 Preferred Stock.

22 | Special Meeting Proxy Statement

Risk Factors

The record of ownership of each digital wallet will be available to the general public and it may be possible for members of the public to determine the identity of the record holders of wallets.

Although the record of ownership included in the blockchain is a non-controlling “courtesy copy” of the records maintained by Computershare, it will be made publicly available. The publicly available information will include the digital wallet address of each holder of record transacting in Series A-1 Preferred Stock and the entire history of each digital wallet, but it will not include any personal identifiable information. As a result, it may be possible for members of the public to determine the identity of the record holders of certain wallets based on the publicly available information in the blockchain copy, as well as other publicly available information, including any ownership reports required to be filed with the SEC regarding the Series A-1 Preferred Stock.

The Series A-1 Preferred Stock depends on Computershare as the transfer agent for the Series A-1 Preferred Stock.

Computershare serves as the transfer agent for the Series A-1 Preferred Stock and ownership of the Series A-1 Preferred Stock is based upon the books and records of Computershare. Our agreement with Computershare can be terminated by either party on 60 days’ notice. If Computershare chooses to exercise its termination rights or otherwise ceases to operate as a transfer agent, we would seek to engage a successor transfer agent. In the absence of finding such a successor, Overstock would need to assume the role of transfer agent. While we believe we could successfully assume the role of transfer agent, no assurance can be given that we would be able to do so and if we are unable to do so the trading market for the Series A-1 Preferred Stock would be adversely affected and it may be difficult or impossible for Overstock to pay dividends or liquidation preference or provide voting rights to the correct holders of record of the Series A-1 Preferred Stock.

The potential application of U.S. laws regarding traditional investment securities to the Series A-1 Preferred Stock is unclear.

We believe that the Series A-1 Preferred Stock should be treated as any other conventional, uncertificated book-entry security. However, various regulators may disagree with this assertion and conclude that the Series A-1 Preferred Stock should not be treated as any other traditional investment security. For example, we believe that the Series A-1 Preferred Stock is not a “digital asset security” within the meaning of the July 8, 2019 Joint Staff Statement on Broker-Dealer Custody of Digital Asset Securities (the “July Statement”), and that as a result, broker-dealers will have a good control location consistent with the July Statement. However, federal securities regulatory authorities may disagree with that conclusion and we could be required to take further steps with regulators to establish a good control location. The occurrence of any such issue or dispute could have a material adverse effect on the liquidity for, and market price of, the Series A-1 Preferred Stock. In addition, if regulatory authorities take the position that Series A-1 Preferred Stock is a “digital asset security,” then broker-dealers may need to submit a Form CMA with FINRA in order to hold the Series A-1 Preferred Stock on your behalf, and that could prevent other broker-dealers from becoming subscribers to the PRO Securities ATS. As a result, holders of the Series A-1 Preferred Stock may not be able to open an account with another ATS-subscribing broker-dealer authorized to facilitate trading of the Series A-1 Preferred Stock on the PRO Securities ATS.

If we elect to repurchase the Series A-1 Preferred Stock on the PRO Securities ATS, it could have a material adverse effect on the liquidity in, and trading prices of, the Series A-1 Preferred Stock.

We do not currently intend to repurchase any of the Series A-1 Preferred Stock on the PRO Securities ATS after they are issued. However, we could do so, subject to applicable regulations regarding issuer repurchases of their capital stock. If we do so, we would do so only at prices lower than the prices at which we are entitled to redeem the shares. If we repurchase shares of Series A-1 Preferred Stock, the trading market for the Series A-1 Preferred Stock could become less liquid, which would likely cause the trading prices of the Series A-1 Preferred Stock to decrease, which would give us an economic incentive to repurchase additional shares. The occurrence of the foregoing could have a

Special Meeting Proxy Statement | 23

Risk Factors

material adverse effect on the liquidity in, and trading prices of, the Series A-1 Preferred Stock. There are no restrictions on our repurchase of shares of Series A-1 Preferred Stock while there is any arrearage in the payment of dividends.

We may have the right to convert the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at any time.

Pursuant to the Series A-1 Certificate of Designation, we have the right to convert the Series A-1 Preferred Stock into Series B Preferred Stock at any time, and the terms of the Series B Preferred Stock may be amended at any time without the consent of the holders of the Series A-1 Preferred Stock. Currently, we may exercise this conversion right. However, if any of the Proposals are adopted and the Board declares a dividend of Series A-1 Preferred Stock on a 1:10 or [1:15][1:20] basis, there will not be enough authorized shares of Series B Preferred Stock to permit conversion of the Series A-1 Preferred Stock into Series B Preferred Stock. After any of the Proposals are adopted, the Board could seek stockholder approval to increase the authorized number of shares of Preferred Stock in an amount sufficient to permit conversion of the Series A-1 Preferred Stock into Series B Preferred Stock, and then we would have the ability to exercise this conversion right. Any such conversion and any such amendment of the Series B Preferred Stock could have a material adverse effect on the trading price of the Series A-1 Preferred Stock. If we were to do so at a time when the Series B Preferred Stock were trading at a price lower than the trading price of the Series A-1 Preferred Stock, holders of Series A-1 Preferred Stock would likely experience an immediate and potentially material decrease in the market value of the Series A-1 Preferred Stock they hold and of the Series B Preferred Stock they would receive upon the conversion. Moreover, the existence of this conversion right could have a negative impact on the liquidity for, and market value of, our Series A-1 Preferred Stock.

Risk Relating to the PRO Securities ATS and tZERO

PRO Securities and tZERO are involved in ongoing discussions with regulatory authorities.

PRO Securities and tZERO have been and remain involved in ongoing oral and written communications with regulatory authorities in connection with ongoing examinations, inquiries, or investigations. Any failure of PRO Securities, PRO Securities ATS, or tZERO to satisfy FINRA, the SEC, or any other regulatory authority could result in trading halts on PRO Securities ATS. Any such trading halt will adversely affect the trading market for the Series A-1 Preferred Stock and may prevent the sale of Series A-1 Preferred Stock until the failure is rectified.

Technology on which PRO Securities ATS relies for its operations may not function properly.

The technology on which PRO Securities ATS relies may not function properly because of internal problems or as a result of cyber-attacks or external security breaches. Any such malfunction may adversely affect the ability of holders to execute trades of the Series A-1 Preferred Stock on PRO Securities ATS. Moreover, since trading in the Series A-1 Preferred Stock has been limited, the PRO Securities ATS platform may not function properly in cases of increased trading volume. If the technology used by PRO Securities ATS does not work as anticipated, trading of the Series A-1 Preferred Stock could be limited or even suspended. However, both the Series A-1 Preferred Proposal and the Alternative Series A-1 Preferred Proposal would permit the Board to change or add alternative trading systems, trading markets or venues on which the Series A-1 Preferred Stock may be sold.

The technology on which the PRO Securities ATS depends has been developed by our indirectly held majority-owned subsidiary, tZERO, and is licensed to its wholly-owned subsidiary, PRO Securities, and the Series A-1 Preferred Stock depends on both tZERO and PRO Securities, neither of which has substantial resources.

tZERO is an indirectly held majority-owned subsidiary of ours and owns 100% of the equity interest in PRO Securities. tZERO licenses the technology to PRO Securities, and PRO Securities uses tZERO technology to operate the PRO Securities ATS. tZERO is a growth-stage company, and neither tZERO nor PRO Securities has substantial resources. If any one or more of the Company, tZERO or PRO Securities were unable to fund its operations in the

24 | Special Meeting Proxy Statement

Risk Factors

future, or if any one or more of them were to become the subject of a bankruptcy or other insolvency proceeding, PRO Securities might be unable to continue to operate the PRO Securities ATS, and the Series A-1 Preferred Stock could be materially adversely affected. In any such event, or if the PRO Securities ATS or tZERO technology were to be unable to operate as intended for any reason, holders of our capital stock, including the Series A-1 Preferred Stock, could lose their ability to trade our Series A-1 Preferred Stock, which would have a material adverse effect on the market value of that stock, and may have a material adverse effect on the liquidity for, and the price of, our Common Stock.

Transactions involving the Series A-1 Preferred Stock may not be properly reflected in the digital wallet.

A significant feature of the Series A-1 Preferred Stock is that, while the records of Computershare (as our transfer agent) govern record ownership of the Series A-1 Preferred Stock, for all record holders on the transfer agent’s controlling records there is a digital wallet which is shown as a non-controlling digital “courtesy copy” on the blockchain. Following Computershare’s approval of any change in record ownership, the digital wallets on the blockchain are updated to match Computershare’s conventional books and records. To the extent that Computershare’s records and the duplicative records on the blockchain get out of sync, there could be a delay while we correct any such errors, and such errors may cause investors confusion with respect to their record holdings of the Series A-1 Preferred Stock, which could adversely affect the liquidity for, and market value of, the Series A-1 Preferred Stock.

The potential application of U.S. laws regarding virtual currencies and money transmission to PRO Securities’ use of the Ethereum blockchain is unclear.

The tZERO technology used by the PRO Securities ATS uses the Ethereum blockchain for the blockchain’s non-controlling “courtesy copy” records maintained by Computershare. Although tZERO’s wholly owned subsidiary, Bitsy, Inc, maintains certain licenses in connection with virtual currency applications, none of the parties involved in the operation of the PRO Securities ATS using tZERO technology is licensed under the virtual currency or money transmission regulations of any state in the United States or registered with the U.S. Department of the Treasury Financial Crimes Enforcement Network (“FinCEN”). If any regulatory authority were to assert that additional licensing or registration was required by PRO Securities or tZERO, it could affect the operations or viability of either of them, and could adversely affect the availability of the PRO Securities ATS as a trading venue for the Series A-1 Preferred Stock. This in turn would have a material adverse effect on the liquidity of the Series A-1 Preferred Stock and the holders’ ability to trade such securities. In addition, because PRO Securities is a wholly-owned subsidiary of tZERO, any negative impact on the value of the PRO Securities ATS or tZERO technology could have an adverse impact on the value of Overstock, which would cause our stock price to decrease.

Although the Series A-1 Preferred Stock has characteristics similar to those of our Common Stock, the differences may adversely affect the trading prices of the Series A-1 Preferred Stock.

Each share of Series A-1 Preferred Stock is intended to have voting and dividend rights and rights upon liquidation substantially similar to those of one share of our Common Stock, except that the Series A-1 Preferred Stock will have a dividend preference over the Common Stock, the Series A-1 Preferred Stock will be limited to trading on the PRO Securities ATS, and we will have the right to convert the Series A-1 Preferred Stock into Series B Preferred Stock. These provisions may have a material adverse effect on the liquidity for, and trading price of, the Series A-1 Preferred Stock.

Special Meeting Proxy Statement | 25

Share Ownership of Management, Directors, Nominees and 5% Stockholders

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock as of December 18, 2019 (except as otherwise noted below) by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

•	each of our Named Executive Officers;

•	each of our directors; and

•	all directors and executive officers as a group.

The table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock held by them. Applicable percentages are based on [        ] shares of Common Stock, [        ] shares of Series A-1 Preferred Stock, and [        ] shares of Series B Preferred Stock outstanding as of December 18, 2019, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. To our knowledge, the only holder of 5% or more of the outstanding shares of our Series A-1 Preferred Stock is [    ]. [To our knowledge, at December 18, 2019, none of the persons or entities described above was the beneficial owner of any shares of our Voting Series B Preferred Stock.] Amounts based on Schedule 13G filings are as of December 31, 2018 unless otherwise noted.

	Common Stock Shares Beneficially Owned				Series A-1 Preferred Stock Shares Beneficially Owned			Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number		Percent		Number	Percent		Number	Percent

5% Stockholders

Morgan Stanley 1585 Broadway New York, NY 10036	3,477,750	(1)	[	]%

Allianz Global Investors U.S. Holdings LLC 1633 Broadway New York, NY 10019	2,067,635	(2)	[	]%

Susquehanna Securities 401 E. City Avenue, Suite 220 Bala Cynwyd, PA 19004	1,795,253	(3)	[	]%

Patrick M. Byrne 9604 Pinkney Court Potomac, Maryland 20854	—	(4)	*		63,775	[	]%

Directors and Named Executive Officers

Allison H. Abraham	58,865	(5)	*

Barclay F. Corbus	43,226	(6)	*

Kamelia Aryafar	[	](7)	*

Joseph J. Tabacco, Jr.	51,033	(8)	*

Kirthi Kalyanam	13,383	(9)	*

Jonathan E. Johnson III	46,650	(10)	*

Robert P. Hughes	43,363	(11)	*

Saum Noursalehi	108,106	(12)	*

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Share Ownership of Management, Directors, Nominees and 5% Stockholders

	Common Stock Shares Beneficially Owned			Series A-1 Preferred Stock Shares Beneficially Owned		Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number		Percent	Number	Percent	Number	Percent

Amit Goyal	11,765	(13)	*

John Paul Knab	19,876	(14)	*

Directors and Executive Officers as a Group ([10] persons)	6,262,864	(15)	19.4%

*	Less than 1% of the outstanding shares of common stock.

(1)

As of January 31, 2019, Morgan Stanley had shared voting power and shared dispositive power over 3,477,450 shares. Reference is hereby made to Amendment No. 4 filed February 8, 2019 to the Schedule 13G previously filed with the SEC by the reporting person.

(2)

Allianz Global Investors U.S. Holdings LLC has indirect beneficial ownership of 2,067,635 shares. Reference is hereby made to the Schedule 13G filed with the SEC by the reporting person on February 13, 2019.

(3)

Susquehanna Securities and the other filing persons have beneficial ownership of 1,795,253 shares. Reference is hereby made to the Schedule 13G filed with the SEC by the reporting persons on February 14, 2019 for information about the nature of the ownership of each of the filing persons.

(4)

As of September 25, 2019, Patrick M. Byrne was the beneficial owner of 63,775 shares of Series A-1 Preferred Stock. Reference is hereby made to Amendment No. 16 to the Schedule 13D filed with the SEC by Dr. Byrne and the other reporting persons named therein on September 29, 2019. Dr. Byrne resigned as the Chief Executive Officer of Overstock on August 22, 2019.

(5)	Ms. Abraham’s shares include 0 shares issuable under stock-based awards.

(6)	Mr. Corbus’ shares include 1,667 shares issuable under stock-based awards.

(7)	Ms. Aryafar’s shares include [ ] shares issuable under stock-based awards.

(8)	Mr. Tabacco’s shares include 1,667 shares issuable under stock-based awards.

(9)	Dr. Kalyanam’s shares include 1,667 shares issuable under stock-based awards.

(10)	Mr. Johnson’s shares include 5,000 shares issuable under stock-based awards.

(11)	Mr. Hughes’ shares include 5,000 shares issuable under stock-based awards.

(12)	Mr. Noursalehi’s shares include 6,667 shares issuable under stock-based awards.

(13)	Mr. Goyal’s shares include 2,000 shares issuable under stock-based awards.

(14)	Mr. Knab’s shares include 5,000 shares issuable under stock-based awards.

(15)	Shares include 28,668 shares issuable under stock-based awards.

The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Special Meeting Proxy Statement | 27

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Proxy Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” beginning on page 20 of this Proxy Statement.

This Proxy Statement also contains statements that are based on the Board’s and management’s current expectations and beliefs, including statements about the actions to be taken by the Board in response to the stockholder vote, the Dividend and its benefits, the manner in which any dividend of the Series A-1 Preferred Stock will be effected, the timing of any dividend of the Series A-1 Preferred Stock, the registration of the Series A-1 Preferred Stock to be issued in a dividend, the expected trading market for the Series A-1 Preferred Stock, the actions anticipated to be taken by market participants in connection with the Dividend and trading of the Series A-1 Preferred Stock and the trading capabilities of the PRO Securities ATS.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

28 | Special Meeting Proxy Statement

Questions and Answers about the

Special Meeting and Procedural Matters

What is the purpose of the Special Meeting?

The Special Meeting is being held to obtain stockholder approval to amend certain provisions of the Company’s certificates of designation to facilitate the payment of the Dividend by eliminating current restrictions on the Series A-1 Preferred Stock and to reallocate the number of authorized shares of Preferred Stock among series. As described more fully in this Proxy Statement, stockholders will act upon the following matters:

•	the Series A-1 Preferred Proposal;

•	the Series B Preferred Proposal; and

•

in the event the Series A-1 Preferred Proposal cannot be effected (either because it does not receive the requisite stockholder votes or because the Series B Preferred Proposal upon which it is conditioned is not adopted), the Alternative Series A-1 Preferred Proposal.

If adopted, these proposals will allow the Series A-1 Preferred Stock to be held and traded by a wide group of investors. In addition, if adopted, the Proposals will reallocate the authorized Preferred Stock among series to increase the number of authorized shares of Series A-1 Preferred Stock to permit the Company to pay the Dividend on a 1:10 basis, as originally contemplated.

What is the Dividend?

On July 30, 2019, Overstock announced that the Board had declared the Dividend payable in shares of Series A-1 Preferred Stock to holders of record of Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock. The Dividend would have been payable at a ratio of 1:10, meaning that one share of Series A-1 Preferred Stock would be issued for every ten shares of Common Stock, ten shares of Series A-1 Preferred Stock or ten shares of Series B Preferred Stock held by holders of such shares as of the record date.

The record date and the distribution date for the Dividend were initially set for September 23, 2019 and November 15, 2019, respectively. In view of the feedback the Company received from industry participants, investors and regulators with respect to the Dividend, and in order to provide greater liquidity, on September 18, 2019, Overstock announced that it intended to register the shares of Series A-1 Preferred Stock with the SEC to be issued in connection with the Dividend so that they would be freely tradable upon distribution. As a result, the Company postponed the previously announced record date and distribution date. On September 24, 2019, the Company filed a registration statement with the SEC on Form S-3 to register the Series A-1 Preferred Stock.

On October 28, 2019, Overstock announced that it would seek stockholder approval to amend certain provisions of the Company’s certificates of designation to facilitate the payment of the Dividend by eliminating restrictions on the Series A-1 Preferred Stock so the Dividend can be held and traded by a wide group of investors and by reallocating the authorized Preferred Stock among series to pay the Dividend on a 1:10 basis.

If the Series A-1 Preferred Proposal is adopted, Overstock intends to promptly announce the record and distribution dates for the Dividend. As set forth in the table above under “Introduction—Matters to be Voted on at the Special Meeting,” in the event that the Series A-1 Preferred Proposal is not adopted but the Alternative Series A-1 Preferred Proposal is adopted, Overstock will not be able to pay the Dividend on a 1:10 basis, and the Board currently anticipates declaring a dividend of the Series A-1 Preferred Stock on a [1:15][1:20] basis. If the Series B Preferred Proposal is adopted, but neither the Series A-1 Preferred Proposal nor the Alternative Series A-1 Preferred Proposal is adopted, the Board will need to consider whether these votes represent a rejection of the desirability of the Dividend. If all three Proposals fail, the Board will need to consider whether this vote represents a rejection by our stockholders of the desirability of the Dividend and may consider available alternative structures to achieve the objectives of the Dividend. For more information on the Proposals to be voted on, see “Proposals to Be Voted On.”

The Series A-1 Preferred Stock trades exclusively on the PRO Securities ATS. For more information on the Series A-1 Preferred Stock, see “Description of the Series A-1 Preferred Stock.”

Special Meeting Proxy Statement | 29

Questions and Answers about the Special Meeting and Procedural Matters

Who can vote at the Special Meeting?

Stockholders of record who owned Voting Shares at the close of business on the record date may attend and vote at the Special Meeting. The Board has fixed the close of business on December 18, 2019 as the record date. Holders of the Voting Shares are entitled to cast one vote for each share of Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock held by them on the record date. There were [            ] shares of Common Stock, [             ] shares of Series A-1 Preferred Stock, [            ] shares Series B Preferred Stock and [            ] total Voting Shares outstanding at the close of business on the record date.

What are the recommendations of the Board?

Overstock’s Board unanimously recommends votes:

“FOR” the Series A-1 Preferred Proposal (see Proposal 1);

“FOR” the Series B Preferred Proposal (see Proposal 2); and, if necessary,

“FOR” the Alternative Series A-1 Preferred Proposal (see Proposal 3).

Why is there an Alternative Series A-1 Preferred Proposal?

The adoption of the Series A-1 Preferred Proposal is conditioned on the adoption of the Series B Preferred Proposal because the increase of authorized shares of the Series A-1 Preferred Stock to 4,630,000 can only be accomplished by reducing the authorized number of shares of Series B Preferred Stock to 370,000. Overstock currently only has 1,000,000 authorized shares of Series A-1 Preferred Stock, which is insufficient to pay the Dividend on a 1:10 basis. Based on the number of shares of Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock outstanding as of December 18, 2019, [        ] shares of authorized Series A-1 Preferred Stock would be necessary to distribute the Dividend on a 1:10 basis. Overstock has 5,000,000 authorized shares of Preferred Stock, and currently 2,000,000 shares have been authorized as Series B Preferred Stock.

In the event that the Series A-1 Preferred Proposal is not adopted, either because the Series A-1 Preferred Proposal did not receive the requisite stockholder approval or because the Series B Preferred Proposal was not adopted, then stockholders will vote on the Alternative Series A-1 Preferred Proposal.

If the Alternative Series A-1 Preferred Proposal is adopted (whether or not the Series B Preferred Proposal is adopted), the Board currently intends to declare a dividend of the Series A-1 Preferred Stock in a [1:15][1:20] ratio. The Alternative Series A-1 Preferred Proposal is identical to the Series A-1 Preferred Proposal except that the number of authorized shares of Series A-1 Preferred Stock would be increased to 3,000,000, instead of 4,630,000, whether or not the Series B Preferred Proposal is adopted. In the event that the Alternative Series A-1 Preferred Proposal is adopted, the Dividend will not be able to be issued on a 1:10 basis.

What is a quorum?

The presence in person or by proxy of the holders of a majority of the Voting Shares outstanding on the record date will constitute a quorum for the Special Meeting. A quorum is necessary to transact business at the meeting. Voting Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.

30 | Special Meeting Proxy Statement

Questions and Answers about the Special Meeting and Procedural Matters

How do I vote?

You may submit your proxy to have your shares voted via the Internet, by telephone, by submitting your proxy card by mail or you may vote in person at the Special Meeting. The designated proxies will vote according to your instructions; however, if you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the Series A-1 Preferred Proposal;

“FOR” the Series B Preferred Proposal; and, if necessary,

“FOR” the Alternative Series A-1 Preferred Proposal.

If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

If you hold Voting Shares in a retirement or savings plan or other similar plan, you may submit your vote via the Internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.

What do I need to attend the Special Meeting?

Photo Identification: Anyone wishing to gain admission to the Special Meeting must provide a form of government-issued photo identification, such as a driver’s license or passport.

Proof of Ownership:

•	Stockholders of record: No additional document regarding proof of ownership is required.

•

Beneficial owner of shares held in street name: You or your representative must bring an account statement, voting instruction form or legal proxy as proof of your ownership of shares as of the record date.

Can I vote via the Internet or by telephone?

You may submit your proxy via the Internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.

If you are a registered stockholder, the deadline for submitting your proxy by telephone or via the Internet is 11:59 p.m. Eastern Time on February 12, 2020. If you are a participant in the Overstock 401(k) plan, the deadline for submitting your voting directions by telephone or via the Internet is 11:59 p.m. Eastern Time on February 10, 2020.

Can I change my vote or revoke my proxy?

Subject to the deadlines set forth in the paragraph above, you may change your vote at any time before February 12, 2020 by resubmitting your proxy via the Internet or by telephone.

If you have delivered a proxy, you may revoke your proxy at any time before your shares are voted by filing with our corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this Proxy Statement. The revocation must be received prior to the time your shares are voted. At the meeting, you also may revoke your proxy by submitting a written revocation or a later-dated proxy to the inspector of election or by voting in person. Your attendance at the meeting will not by itself revoke your proxy.

If your shares are held in “street name” or you are a participant in the Overstock 401(k) plan, please contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Special Meeting Proxy Statement | 31

Questions and Answers about the Special Meeting and Procedural Matters

What is the voting requirement to approve each of the Proposals?

Assuming a quorum is present, the matters to come before the Special Meeting that are listed in the Notice of Special Meeting of Stockholders require the votes described below to be approved.

Proposal 1—Series A-1 Preferred Proposal—(i) the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class, and (ii) the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting together as a single class.

Proposal 2—Series B Preferred Proposal—(i) the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class, and (ii) the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

Proposal 3—Alternative Series A-1 Preferred Proposal—(i) the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a class, and (ii) the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting together as a single class.

What are Broker Non-Votes?

Stockholders who hold their shares through a broker or other nominee (in “street name”) must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, brokers and nominees typically have the discretion to vote such shares on routine matters but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.

All Proposals at the Special Meeting are considered non-routine matters under applicable rules. A broker or nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes will exist in connection with the Proposals considered at the Special Meeting. It is important to instruct your broker or other nominee to vote your shares.

How are votes counted?

For each proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have the same effect as votes “AGAINST” adoption of that proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting, and will file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing Overstock Investor Relations at ir@overstock.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at [http://www.overstock.com/proxy].

Who pays for the proxy solicitation process?

We will pay the costs of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks and other nominees to solicit their customers

32 | Special Meeting Proxy Statement

Questions and Answers about the Special Meeting and Procedural Matters who hold shares of Common Stock, Series A-1 Preferred Stock or Series B Preferred Stock in street name. We may reimburse such brokers, banks and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or e-mail, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson Inc. in connection with the meeting and anticipate that the costs of such services will be approximately $[        ] plus reimbursement for reasonable out-of-pocket expenses.

How can I get an additional copy of the proxy materials?

If you would like an additional copy of this Proxy Statement, these documents are available in digital form for download or review at [http://www.overstock.com/proxy]. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Overstock.com, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.

Who can help answer my questions?

If you have questions about voting or the Proposals described in this Proxy Statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 432-2791.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on February 13, 2020

The Notice of Special Meeting and Proxy Statement are available at [http://www.overstock.com/proxy].

Special Meeting Proxy Statement | 33

Other Information

Householding

Stockholders who share an address may receive multiple copies of the Proxy Statement. Stockholders who desire to receive only a single copy in the future should contact their broker or other nominee or, if a stockholder of record, the Company at the address shown below. This is known as householding.

Stockholders of record residing at the same address and currently receiving multiple copies of the proxy materials may contact our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), to request that only a single copy of the proxy materials be mailed in the future. You may contact Computershare by phone at (877) 373-6374 or by mail at 250 Royall Street, Canton, MA 02021.

Procedure for Submitting a Rule 14a-8 Stockholder Proposal for the 2020 Annual Meeting

Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2020 annual meeting of stockholders must submit their proposals to the Secretary of the Company at the Company’s principal executive offices. Proposals must be received on or before November 22, 2019. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.

Procedure for Nominating Directors for Election at the 2020 Annual Meeting

Stockholders who wish to submit a “proxy access” nomination for inclusion in our proxy statement in connection with our 2020 annual meeting of stockholders may do so by submitting a written notice, in compliance with the procedures and along with the other information required by our Bylaws, to the Secretary of the Company at the Company’s principal executive offices no earlier than January 9, 2020 and no later than February 8, 2020.

In accordance with our Bylaws, for other matters not included in our proxy materials to be properly brought before the 2020 annual meeting of stockholders, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws, at the Company’s principal executive offices, not less than 90 nor more than 120 days prior to the first anniversary of the 2019 annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 9, 2020 and no later than February 8, 2020.

Other Matters That May Come Before the Special Meeting

The Board knows of no matters other than those stated in the accompanying Notice of Special Meeting of Stockholders that may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Overstock and its stockholders.

Where You Can Find More Information

The SEC allows us to incorporate by reference into this Proxy Statement certain information we file with it, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede information contained in this Proxy Statement. We incorporate by reference the documents listed below that we have previously filed with the SEC (excluding any portions of any Form 8-K that are not deemed “filed”):

•

Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed on March 18, 2019, including the information specifically incorporated by reference into the Form 10-K from our definitive proxy statement for the 2019 Annual Meeting of Stockholders filed on March 18, 2019;

34 | Special Meeting Proxy Statement

Other Information / Where You Can Find More Information

•

Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed on May 9, 2019 and Quarterly Report on Form 10-Q for the period ended June 30, 2019, filed on August 8, 2019, and Quarterly Report on Form 10-Q for the period ended September 30, 2019, filed on November 12, 2019; and

•

Current Reports on Form 8-K, but only to the extent that the information set forth therein is “filed” rather than “furnished” under the SEC’s rules, filed on December 15, 2016, February 20, 2019, March 1, 2019, April 22, 2019, May 6, 2019, May 9, 2019, May 14, 2019, May 17, 2019, June 27, 2019, July 30, 2019, August 22, 2019, September 18, 2019, September 23, 2019, October 28, 2019, November 12, 2019, and November 18, 2019.

Special Meeting Proxy Statement | 35

Appendix A

Proposed Amendments to the Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Series A-1 Preferred Proposal

If the Series A-1 Preferred Proposal is adopted, Section 2 would read as follows (the revised or new provisions are indicated in the markings):

Section 2. Number of Shares. The number of shares of Series A-1 Preferred shall be ~~One Million (1,000,000)~~ 4,630,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock undesignated as to series) or decreased (but not below the number of shares of Series A-1 Preferred then outstanding) by the Board of Directors. Shares of Series A-1 Preferred that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and the Corporation shall take all such actions as are necessary to cause such shares to revert to status of authorized but unissued shares of Preferred Stock undesignated as to series.

If the Series A-1 Preferred Proposal is adopted, Sections 9, 11 and 12 would read as follows (the revised or new provisions are indicated in the markings):

Section 9. Voting Rights. Except as otherwise provided herein or as required by law, the holders of the shares of Series A-1 Preferred shall vote together with the holders of the shares of the Original Series A Preferred, the Series B Preferred and the Common Stock (and not as a separate class) at any annual or special meeting of stockholders of the Corporation, and each holder of Series A-1 Preferred shall have one vote on all matters submitted to a vote of the holders of the Common Stock for each share of Series A-1 Preferred owned by such holder on the applicable record date. Holders of Series A-1 Preferred will vote as a class upon any amendment ~~increasing or decreasing the aggregate number of authorized shares of Series A-1 Preferred or~~ altering or changing the powers, preferences or special rights of the Series A-1 Preferred that would adversely affect the holders of the Series A-1 Preferred.

Section 11. Uncertificated ~~Book-Entry Digital~~ Securities. The Series A-1 Preferred shall be ~~issued as book-entry digital securities directly~~ registered in the stockholder’s name on the Corporation’s books and records. Except as otherwise determined by the Board of Directors, t~~T~~he Series A-1 Preferred shall not be represented by certificates but instead shall be uncertificated securities of the Corporation.

Section 12. Restrictions and Limitations Applicable to the Series A-1 Preferred.

~~(a) Shares of Series A-1 Preferred may be held only through an online brokerage account established by one or more broker-dealers specifically designated by the Corporation from time to time for such purpose (each herein called a “Designated Broker-Dealer”), in accordance with such policies and procedures as may be adopted by such Designated Broker-Dealer from time to time.~~

~~(b)~~ Shares of Series A-1 Preferred cannot be ~~transferred~~ sold except through ~~the holder’s account with a Designated Broker-Dealer utilizing~~ an alternative trading system ~~registered with the Securities and Exchange Commission (“SEC”) and~~ operated by PRO Securities, LLC, a broker-dealer registered with the Securities and Exchange Commission;~~, or any successor thereto, including any successor alternative trading system operated by PRO Securities LLC (the “ATS”)~~ provided, however, the Board of Directors may change, at any time and for any reason, the alternative trading system, trading market or venue on which the Series A-1 Preferred may be sold and may approve other or additional alternative trading systems or trading markets or venues on which the Series A-1 Preferred may be sold. For the purposes of this Section 12, “sold” means any transaction that constitutes a “sale” for purposes of the Securities Act of 1933, as amended, from time to time, other than (i) any transfer of Series A-1 Preferred pursuant to a divorce decree or order or (ii) any other transaction or classes of transactions approved by the Board of Directors.

Special Meeting Proxy Statement | A-1

Appendix B

Proposed Amendments to the Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc. Relating to the Series B Preferred Proposal

If the Series B Preferred Proposal is adopted, Sections 2 and 8 would read as follows (the revised or new provisions are indicated in the markings):

Section 2. Number of Shares. The number of shares of Series B Preferred shall be ~~2,000,000 (Two Million)~~ 370,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock undesignated as to series) or decreased (but not below the number of shares of Series B Preferred then outstanding) by the Board of Directors. Shares of Series B Preferred that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and the Corporation shall take all such actions as are necessary to cause such shares to revert to status of authorized but unissued shares of Preferred Stock undesignated as to series.

Section 8. Voting Rights. Except as otherwise provided herein or as required by law, the holders of the shares of Series B Preferred shall vote together with the holders of the shares of Series A Preferred and the holders of the shares of Common Stock (and not as a separate class) at any annual or special meeting of stockholders of the Corporation, and each holder of Series B Preferred shall have one vote on all matters submitted to a vote of the holders of the Common Stock for each share of Series B Preferred owned by such holder on the applicable record date. Holders of Series B Preferred will vote as a class upon any amendment ~~increasing or decreasing the aggregate number of authorized shares of Series B Preferred or~~ altering or changing the powers, preferences or special rights of the Series B Preferred that would adversely affect the holders of the Series B Preferred.

Special Meeting Proxy Statement | B-1

Appendix C

Proposed Amendments to the Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Alternative Series A-1 Preferred Proposal

If the Alternative Series A-1 Preferred Proposal is adopted, Section 2 would read as follows (the revised or new provisions are indicated in the markings):

Section 2. Number of Shares. The number of shares of Series A-1 Preferred shall be ~~One Million (1,000,000)~~ 3,000,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock undesignated as to series) or decreased (but not below the number of shares of Series A-1 Preferred then outstanding) by the Board of Directors. Shares of Series A-1 Preferred that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and the Corporation shall take all such actions as are necessary to cause such shares to revert to status of authorized but unissued shares of Preferred Stock undesignated as to series.

If the Alternative Series A-1 Preferred Proposal is adopted, Sections 9, 11 and 12 would read as follows (the revised or new provisions are indicated in the markings):

Section 9. Voting Rights. Except as otherwise provided herein or as required by law, the holders of the shares of Series A-1 Preferred shall vote together with the holders of the shares of the Original Series A Preferred, the Series B Preferred and the Common Stock (and not as a separate class) at any annual or special meeting of stockholders of the Corporation, and each holder of Series A-1 Preferred shall have one vote on all matters submitted to a vote of the holders of the Common Stock for each share of Series A-1 Preferred owned by such holder on the applicable record date. Holders of Series A-1 Preferred will vote as a class upon any amendment ~~increasing or decreasing the aggregate number of authorized shares of Series A-1 Preferred or~~ altering or changing the powers, preferences or special rights of the Series A-1 Preferred that would adversely affect the holders of the Series A-1 Preferred.

Section 11. Uncertificated ~~Book-Entry Digital~~ Securities. The Series A-1 Preferred shall be ~~issued as book-entry digital securities directly~~ registered in the stockholder’s name on the Corporation’s books and records. Except as otherwise determined by the Board of Directors, t~~T~~he Series A-1 Preferred shall not be represented by certificates but instead shall be uncertificated securities of the Corporation.

Section 12. Restrictions and Limitations Applicable to the Series A-1 Preferred.

~~(a) Shares of Series A-1 Preferred may be held only through an online brokerage account established by one or more broker-dealers specifically designated by the Corporation from time to time for such purpose (each herein called a “Designated Broker-Dealer”), in accordance with such policies and procedures as may be adopted by such Designated Broker-Dealer from time to time.~~

~~(b)~~ Shares of Series A-1 Preferred cannot be ~~transferred~~ sold except through ~~the holder’s account with a Designated Broker-Dealer utilizing~~ an alternative trading system ~~registered with the Securities and Exchange Commission (“SEC”) and~~ operated by PRO Securities, LLC, a broker-dealer registered with the Securities and Exchange Commission;~~, or any successor thereto, including any successor alternative trading system operated by PRO Securities LLC (the “ATS”)~~ provided, however, the Board of Directors may change, at any time and for any reason, the alternative trading system, trading market or venue on which the Series A-1 Preferred may be sold and may approve other or additional alternative trading systems or trading markets or venues on which the Series A-1 Preferred may be sold. For the purposes of this Section 12, “sold” means any transaction that constitutes a “sale” for purposes of the Securities Act of 1933, as amended, from time to time, other than (i) any transfer of Series A-1 Preferred pursuant to a divorce decree or order or (ii) any other transaction or classes of transactions approved by the Board of Directors.

Special Meeting Proxy Statement | C-1

000004C123456789 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m. Eastern Time on February 12, 2020 if you are a registered stockholder. If you are a member of a retirement or savings plan or other similar plan, the deadline for submitting your voting directions by telephone or via the Internet is 11:59 p.m. Eastern Time on February 10, 2020. Online Go to www.envisionreports.com/OSTK or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OSTK Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. February 13, 2020 Special Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommend a vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3 (if necessary). 1. A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Digital Voting Series A-1 Preferred Stock to: (i) increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 4,630,000, (ii) amend the voting rights of holders of the Series A-1 Preferred Stock, (iii) amend the provision requiring uncertificated shares and (iv) amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock, which proposal is conditioned on the adoption of Proposal 2 below. For Against Abstain 2. A proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Voting Series B Preferred Stock to: (i) decrease the number of authorized shares of the Series B Preferred Stock from 2,000,000 to 370,000 and (ii) amend the voting rights of holders of the Series B Preferred Stock. For Against Abstain 3. Only in the event that Proposal 1 is not adopted, and whether or not Proposal 2 is adopted, a proposal to approve and adopt the amendments to the Company’s Certificate of Designation of Digital Voting Series A-1 Preferred Stock to: (i) increase the number of authorized shares of the Series A-1 Preferred Stock from 1,000,000 to 3,000,000, (ii) amend the voting rights of holders of the Series A-1 Preferred Stock, (iii) amend the provision requiring uncertificated shares and (iv) amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock. Except with respect to the number of authorized shares of Series A-1 Preferred Stock as set forth in clause (i), Proposal 3 is identical to Proposal 1. For Against Abstain B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 13, 2020 The Notice of Special Meeting and Proxy Statement are available at http://www.envisionreports.com/OSTK C 1234567890 1UPX 438561 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OSTK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy/Voting Instructions – Overstock.com, Inc. Notice of Special Meeting of Stockholders – February 13, 2020 Proxy Solicited by Board of Directors for Special Meeting – February 13, 2020 The undersigned, having received the Proxy Statement and Notice of Special Meeting, each dated [ ], 2019, hereby appoints Jonathan E. Johnson III and E. Glen Nickle, or either of them, as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Special Meeting of Stockholders of Overstock.com, Inc. (the “Company”) to be held at the offices of Overstock.com, located at 799 W. Coliseum Way, Midvale, Utah, at 1:00 p.m. Mountain Time on February 13, 2020, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, including all shares of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock, on all matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 IF NECESSARY. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If the undersigned is a participant in the Overstock.com, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Overstock.com, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Overstock.com, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Special Meeting of Stockholders to be held on February 13, 2020 and at any adjournment or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares. PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Items to be voted appear on the reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.